UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07618

AB MUNICIPAL INCOME FUND II

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: May 31, 2019

Date of reporting period: May 31, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAY    05.31.19

ANNUAL REPORT

AB MUNICIPAL INCOME FUND II

+	AB ARIZONA PORTFOLIO
+	AB MASSACHUSETTS PORTFOLIO
+	AB MINNESOTA PORTFOLIO
+	AB NEW JERSEY PORTFOLIO
+	AB OHIO PORTFOLIO
+	AB PENNSYLVANIA PORTFOLIO
+	AB VIRGINIA PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Income Fund II: AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL INCOME FUND II | 1

ANNUAL REPORT

July 15, 2019

This report provides management’s discussion of fund performance for AB Municipal Income Fund II: AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio for the annual reporting period ended May 31, 2019.

The investment objective of the Portfolios is to earn the highest level of current income, exempt from both federal income tax and state taxation of the respective state, that is available without assuming what the Adviser considers to be undue risk.

NAV RETURNS AS OF MAY 31, 2019 (unaudited)

	6 Months	12 Months

AB ARIZONA PORTFOLIO

Class A Shares	5.10%	5.19%

Class B Shares[1]	4.72%	4.41%

Class C Shares	4.72%	4.41%

Bloomberg Barclays Municipal Bond Index	5.96%	6.40%

	6 Months	12 Months

AB MASSACHUSETTS PORTFOLIO

Class A Shares	5.12%	4.76%

Class B Shares[1]	4.74%	3.99%

Class C Shares	4.74%	3.99%

Advisor Class Shares[2]	5.26%	5.03%

Bloomberg Barclays Municipal Bond Index	5.96%	6.40%

	6 Months	12 Months

AB MINNESOTA PORTFOLIO

Class A Shares	5.12%	5.01%

Class B Shares[1]	4.73%	4.22%

Class C Shares	4.82%	4.32%

Bloomberg Barclays Municipal Bond Index	5.96%	6.40%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

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NAV RETURNS AS OF MAY 31, 2019 (unaudited)

	6 Months	12 Months

AB NEW JERSEY PORTFOLIO

Class A Shares	5.37%	5.53%

Class B Shares[1]	4.93%	4.70%

Class C Shares	5.08%	4.74%

Bloomberg Barclays Municipal Bond Index	5.96%	6.40%

	6 Months	12 Months

AB OHIO PORTFOLIO

Class A Shares	4.70%	4.82%

Class B Shares[1]	4.42%	4.15%

Class C Shares	4.42%	4.04%

Bloomberg Barclays Municipal Bond Index	5.96%	6.40%

	6 Months	12 Months

AB PENNSYLVANIA PORTFOLIO

Class A Shares	5.24%	5.10%

Class B Shares[1]	4.93%	4.40%

Class C Shares	4.94%	4.31%

Bloomberg Barclays Municipal Bond Index	5.96%	6.40%

	6 Months	12 Months

AB VIRGINIA PORTFOLIO

Class A Shares	5.11%	4.80%

Class B Shares[1]	4.72%	4.03%

Class C Shares	4.73%	4.04%

Advisor Class Shares[2]	5.33%	5.16%

Bloomberg Barclays Municipal Bond Index	5.96%	6.40%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended May 31, 2019. All share classes of all Portfolios underperformed the benchmark for both periods, before sales charges.

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Arizona Portfolio: For the 12-month period, security selection within the miscellaneous revenue sector detracted, relative to the benchmark, while selection in public primary education contributed. For the six-month period, security selection in public higher education detracted, while selection in prepay energy contributed. During both periods, yield-curve positioning in over 10-year duration municipals detracted, while yield-curve positioning in seven- to 10-year duration municipals contributed.

Massachusetts Portfolio: For the 12-month period, security selection within the state general obligation (“GO”) sector detracted, relative to the benchmark. An overweight to pre-refunded bonds contributed. For the six-month period, security selection in private higher education detracted. An underweight to single-family housing contributed. During both periods, yield-curve positioning in six- to seven-year duration municipals detracted, while yield-curve positioning in seven- to 10-year duration municipals contributed.

Minnesota Portfolio: For the 12-month period, security selection within the pre-refunded bonds sector contributed, relative to the benchmark. For the six-month period, security selection in not-for-profit health care contributed. During both periods, yield-curve positioning in five- to six-year duration municipals detracted, while yield-curve positioning in seven- to 10-year duration municipals contributed. Security selection within the local GO sector also detracted.

New Jersey Portfolio: For both periods, yield-curve positioning in over 10-year duration municipals detracted, relative to the benchmark, as did security selection in local GO. Yield-curve positioning in five- to six-year duration municipals and security selection in airline industrial development contributed.

Ohio Portfolio: During the 12-month period, an overweight to the public higher education sector detracted, relative to the benchmark. For the six-month period, security selection within the public higher education sector detracted. For both periods, yield-curve positioning in over 10-year duration municipals detracted, while yield-curve positioning in six- to seven-year duration municipals contributed. Security selection in multi-family housing also contributed.

Pennsylvania Portfolio: During the 12-month period, security selection within the senior living sector detracted, relative to the benchmark. For the six-month period, security selection in special tax detracted. For both periods, yield-curve positioning in four- to five-year duration municipals detracted, while yield-curve positioning in seven- to 10-year duration municipals contributed. An overweight to pre-refunded bonds also contributed.

Virginia Portfolio: During the 12-month period, security selection within the toll roads/transit and senior living sectors detracted, relative to the benchmark. For the six-month period, security selection in special tax and

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not-for-profit health care detracted. For both periods, yield-curve positioning in seven- to 10-year duration municipals contributed, as did security selection in multi-family housing.

All Portfolios used derivatives in the form of interest rate swaps and consumer price index (“CPI”) swaps for hedging purposes, while the Minnesota Portfolio also utilized interest rate swaps for investment purposes. For all Portfolios, interest rate swaps had an immaterial impact on absolute returns for either period; CPI swaps detracted from returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Though the financial markets showed bouts of volatility over the 12-month period ended May 31, 2019, municipal bonds performed well on both a relative and absolute basis. For the first six months of the period, the market consensus was that interest rates would trend higher, due to continued economic growth. The Federal Reserve (“the Fed”) increased short-term rates four times in 2018 and toward the end of the year, financial instruments implied a strong probability of additional increases in 2019. By the end of the period, with increased global uncertainty, market sentiment had changed and instead of expecting an increase in short-term rates, the market placed a near certain probability on the Fed reducing rates later in 2019.

Perhaps in response to equity volatility and comforted by expectations of the Fed holding monetary policy steady, investor demand for municipal bonds was particularly strong in the beginning of 2019, while net-new supply was very light. Together, strong demand and limited supply pushed municipal bond prices higher. As a result, the 12-month period ended with strong returns for municipal bonds as 10-year AAA-rated municipal yields declined 63 basis points in the first five months of 2019, eight basis points more than similar maturity US Treasuries declined.

The Portfolios’ Senior Investment Management Team (the “Team”) maintained the Portfolios’ underweight to the longest-maturity municipal bonds and a modest overweight to municipal credit, finding this position attractive given the strength of the US economy. Fiscal conditions continued to improve for the majority of states, according to the National Association of State Budget Officers. For example, overall revenue growth for fiscal year 2018 grew nearly 5% on average for all states, the largest increase since 2015. The Team continues to focus on after-tax return by investing in investment-grade municipal bonds with selective investments in high yield that generate income exempt from federal income taxes.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond

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insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Portfolio	Insured Bonds[1]	Pre-refunded/ ETM2/Insured Bonds[1]

Arizona	10.46%	0.00%

Massachusetts	4.81%	0.00%

Minnesota	1.82%	0.00%

New Jersey	25.29%	11.70%

Ohio	2.23%	0.00%

Pennsylvania	13.28%	1.69%

Virginia	2.24%	0.00%

1	Breakdowns expressed as a percentage of investments in municipal bonds.

2	Escrowed to maturity.

INVESTMENT POLICIES

Each of the Portfolios pursues its objective by investing principally in high-yielding, predominantly investment-grade municipal securities. Each of the Portfolios invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. Each of the Portfolios pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax.

The Portfolios may also invest in forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; and derivatives, such as options, futures contracts, forwards and swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Recent tax law changes could have a material impact on the value of municipal securities. In addition, Congress has previously considered

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DISCLOSURES AND RISKS (continued)

making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal, and if applicable, state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of the Portfolios’ shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AB ARIZONA PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2009 TO 5/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Arizona Portfolio Class A shares (from 5/31/2009 to 5/31/2019) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AB ARIZONA PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.46%	2.35%

1 Year	5.19%	2.02%

5 Years	3.52%	2.89%

10 Years	4.26%	3.94%

CLASS B SHARES			0.49%	0.79%

1 Year	4.41%	1.41%

5 Years	2.74%	2.74%

10 Years[3]	3.82%	3.82%

CLASS C SHARES			0.77%	1.24%

1 Year	4.41%	3.41%

5 Years	2.74%	2.74%

10 Years	3.51%	3.51%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.00%, 1.74% and 1.75% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of interest expense to 0.78%, 1.53% and 1.53% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 28, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2019.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

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HISTORICAL PERFORMANCE (continued)

AB ARIZONA PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.38%

5 Years	2.99%

10 Years	4.02%

CLASS B SHARES

1 Year	1.77%

5 Years	2.85%

10 Years[1]	3.91%

CLASS C SHARES

1 Year	3.77%

5 Years	2.86%

10 Years	3.60%

1	Assumes conversion of Class B shares into Class A shares after six years.

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HISTORICAL PERFORMANCE

AB MASSACHUSETTS PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2009 TO 5/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Massachusetts Portfolio Class A shares (from 5/31/2009 to 5/31/2019) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AB MASSACHUSETTS PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.49%	2.42%

1 Year	4.76%	1.64%

5 Years	2.94%	2.32%

10 Years	4.00%	3.68%

CLASS B SHARES			0.74%	1.20%

1 Year	3.99%	0.99%

5 Years	2.19%	2.19%

10 Years[3]	3.57%	3.57%

CLASS C SHARES			0.80%	1.30%

1 Year	3.99%	2.99%

5 Years	2.19%	2.19%

10 Years	3.26%	3.26%

ADVISOR CLASS SHARES[4]			1.79%	2.90%

1 Year	5.03%	5.03%

Since Inception[5]	1.92%	1.92%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.89%, 1.66%, 1.64% and 0.64% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of interest expense to 0.77%, 1.52%, 1.52% and 0.52% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before September 28, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2019.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

5	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

AB MASSACHUSETTS PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.00%

5 Years	2.50%

10 Years	3.78%

CLASS B SHARES

1 Year	1.36%

5 Years	2.38%

10 Years[1]	3.68%

CLASS C SHARES

1 Year	3.36%

5 Years	2.37%

10 Years	3.37%

ADVISOR CLASS SHARES[2]

1 Year	5.41%

Since Inception[3]	2.02%

1	Assumes conversion of Class B shares into Class A shares after six years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

3	Inception date: 7/25/2016.

16 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE

AB MINNESOTA PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2009 TO 5/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Minnesota Portfolio Class A shares (from 5/31/2009 to 5/31/2019) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB MUNICIPAL INCOME FUND II | 17

HISTORICAL PERFORMANCE (continued)

AB MINNESOTA PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			0.86%	1.47%

1 Year	5.01%	1.88%

5 Years	2.92%	2.30%

10 Years	3.66%	3.35%

CLASS B SHARES			0.11%	0.19%

1 Year	4.22%	1.22%

5 Years	2.20%	2.20%

10 Years[3]	3.23%	3.23%

CLASS C SHARES			0.15%	0.26%

1 Year	4.32%	3.32%

5 Years	2.17%	2.17%

10 Years	2.92%	2.92%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.17%, 1.98% and 1.92% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of interest expense to 0.85%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 28, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2019.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

18 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB MINNESOTA PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.37%

5 Years	2.41%

10 Years	3.45%

CLASS B SHARES

1 Year	1.72%

5 Years	2.31%

10 Years[1]	3.34%

CLASS C SHARES

1 Year	3.72%

5 Years	2.26%

10 Years	3.02%

1	Assumes conversion of Class B shares into Class A shares after six years.

abfunds.com	AB MUNICIPAL INCOME FUND II | 19

HISTORICAL PERFORMANCE

AB NEW JERSEY PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2009 TO 5/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB New Jersey Portfolio Class A shares (from 5/31/2009 to 5/31/2019) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

20 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB NEW JERSEY PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.39%	2.35%

1 Year	5.53%	2.35%

5 Years	3.44%	2.82%

10 Years	4.44%	4.13%

CLASS B SHARES			0.67%	1.13%

1 Year	4.70%	1.70%

5 Years	2.67%	2.67%

10 Years[3]	4.02%	4.02%

CLASS C SHARES			0.70%	1.18%

1 Year	4.74%	3.74%

5 Years	2.67%	2.67%

10 Years	3.70%	3.70%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.03%, 1.78% and 1.77% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of interest expense to 0.82%, 1.57% and 1.57% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 28, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2019.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

abfunds.com	AB MUNICIPAL INCOME FUND II | 21

HISTORICAL PERFORMANCE (continued)

AB NEW JERSEY PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.75%

5 Years	3.07%

10 Years	4.25%

CLASS B SHARES

1 Year	2.23%

5 Years	2.95%

10 Years[1]	4.13%

CLASS C SHARES

1 Year	4.16%

5 Years	2.93%

10 Years	3.82%

1	Assumes conversion of Class B shares into Class A shares after six years.

22 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE

AB OHIO PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2009 TO 5/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Ohio Portfolio Class A shares (from 5/31/2009 to 5/31/2019) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB MUNICIPAL INCOME FUND II | 23

HISTORICAL PERFORMANCE (continued)

AB OHIO PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.32%	2.14%

1 Year	4.82%	1.72%

5 Years	3.18%	2.55%

10 Years	3.70%	3.38%

CLASS B SHARES			0.56%	0.91%

1 Year	4.15%	1.15%

5 Years	2.44%	2.44%

10 Years[3]	3.27%	3.27%

CLASS C SHARES			0.61%	0.99%

1 Year	4.04%	3.04%

5 Years	2.44%	2.44%

10 Years	2.95%	2.95%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.07%, 1.86% and 1.82% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of interest expense to 0.80%, 1.55% and 1.55% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 28, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2019.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

24 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB OHIO PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.02%

5 Years	2.68%

10 Years	3.48%

CLASS B SHARES

1 Year	1.46%

5 Years	2.58%

10 Years[1]	3.37%

CLASS C SHARES

1 Year	3.35%

5 Years	2.55%

10 Years	3.07%

1	Assumes conversion of Class B shares into Class A shares after six years.

abfunds.com	AB MUNICIPAL INCOME FUND II | 25

HISTORICAL PERFORMANCE

AB PENNSYLVANIA PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2009 TO 5/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Pennsylvania Portfolio Class A shares (from 5/31/2009 to 5/31/2019) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

26 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB PENNSYLVANIA PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.29%	2.05%

1 Year	5.10%	1.95%

5 Years	3.22%	2.60%

10 Years	4.37%	4.06%

CLASS B SHARES			0.40%	0.63%

1 Year	4.40%	1.40%

5 Years	2.47%	2.47%

10 Years[3]	3.93%	3.93%

CLASS C SHARES			0.59%	0.94%

1 Year	4.31%	3.31%

5 Years	2.48%	2.48%

10 Years	3.63%	3.63%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.09%, 1.91% and 1.84% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of interest expense to 0.85%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 28, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2019.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

abfunds.com	AB MUNICIPAL INCOME FUND II | 27

HISTORICAL PERFORMANCE (continued)

AB PENNSYLVANIA PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.24%

5 Years	2.81%

10 Years	4.13%

CLASS B SHARES

1 Year	1.60%

5 Years	2.67%

10 Years[1]	4.01%

CLASS C SHARES

1 Year	3.61%

5 Years	2.67%

10 Years	3.69%

1	Assumes conversion of Class B shares into Class A shares after six years.

28 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE

AB VIRGINIA PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2009 TO 5/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Virginia Portfolio Class A shares (from 5/31/2009 to 5/31/2019) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB MUNICIPAL INCOME FUND II | 29

HISTORICAL PERFORMANCE (continued)

AB VIRGINIA PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.61%	2.63%

1 Year	4.80%	1.66%

5 Years	3.25%	2.62%

10 Years	4.23%	3.91%

CLASS B SHARES			0.89%	1.45%

1 Year	4.03%	1.03%

5 Years	2.49%	2.49%

10 Years[3]	3.81%	3.81%

CLASS C SHARES			0.92%	1.50%

1 Year	4.04%	3.04%

5 Years	2.49%	2.49%

10 Years	3.48%	3.48%

ADVISOR CLASS SHARES[4]			1.92%	3.13%

1 Year	5.16%	5.16%

Since Inception[5]	2.31%	2.31%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.89%, 1.68%, 1.65% and 0.64% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of interest expense to 0.80%, 1.55%, 1.55% and 0.55% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before September 28, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2019.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

5	Inception date: 7/25/2016.

30 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB VIRGINIA PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.10%

5 Years	2.72%

10 Years	4.03%

CLASS B SHARES

1 Year	1.49%

5 Years	2.59%

10 Years[1]	3.91%

CLASS C SHARES

1 Year	3.50%

5 Years	2.59%

10 Years	3.61%

ADVISOR CLASS SHARES[2]

1 Year	5.43%

Since Inception[3]	2.40%

1	Assumes conversion of Class B shares into Class A shares after six years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

3	Inception date: 7/25/2016.

abfunds.com	AB MUNICIPAL INCOME FUND II | 31

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32 | AB MUNICIPAL INCOME FUND II	abfunds.com

EXPENSE EXAMPLE (continued)

(unaudited)

AB Arizona Portfolio

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,051.00	$4.04	0.79%
Hypothetical**	$1,000	$1,020.99	$3.98	0.79%
Class B
Actual	$1,000	$1,047.20	$7.86	1.54%
Hypothetical**	$1,000	$1,017.25	$7.75	1.54%
Class C
Actual	$1,000	$1,047.20	$7.86	1.54%
Hypothetical**	$1,000	$1,017.25	$7.75	1.54%

AB Massachusetts Portfolio

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,051.20	$3.99	0.78%
Hypothetical**	$1,000	$1,021.04	$3.93	0.78%
Class B
Actual	$1,000	$1,047.40	$7.81	1.53%
Hypothetical**	$1,000	$1,017.30	$7.70	1.53%
Class C
Actual	$1,000	$1,047.40	$7.81	1.53%
Hypothetical**	$1,000	$1,017.30	$7.70	1.53%
Advisor Class
Actual	$1,000	$1,052.60	$2.71	0.53%
Hypothetical**	$1,000	$1,022.29	$2.67	0.53%

AB Minnesota Portfolio

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,051.20	$4.50	0.88%
Hypothetical**	$1,000	$1,020.54	$4.43	0.88%
Class B
Actual	$1,000	$1,047.30	$8.32	1.63%
Hypothetical**	$1,000	$1,016.80	$8.20	1.63%
Class C
Actual	$1,000	$1,048.20	$8.32	1.63%
Hypothetical**	$1,000	$1,016.80	$8.20	1.63%

abfunds.com	AB MUNICIPAL INCOME FUND II | 33

EXPENSE EXAMPLE (continued)

(unaudited)

AB New Jersey Portfolio

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,053.70	$4.40	0.86%
Hypothetical**	$1,000	$1,020.64	$4.33	0.86%
Class B
Actual	$1,000	$1,049.30	$8.07	1.58%
Hypothetical**	$1,000	$1,017.05	$7.95	1.58%
Class C
Actual	$1,000	$1,050.80	$8.23	1.61%
Hypothetical**	$1,000	$1,016.90	$8.10	1.61%

AB Ohio Portfolio

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,047.00	$4.18	0.82%
Hypothetical**	$1,000	$1,020.84	$4.13	0.82%
Class B
Actual	$1,000	$1,044.20	$8.00	1.57%
Hypothetical**	$1,000	$1,017.10	$7.90	1.57%
Class C
Actual	$1,000	$1,044.20	$8.00	1.57%
Hypothetical**	$1,000	$1,017.10	$7.90	1.57%

AB Pennsylvania Portfolio

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,052.40	$4.45	0.87%
Hypothetical**	$1,000	$1,020.59	$4.38	0.87%
Class B
Actual	$1,000	$1,049.30	$8.28	1.62%
Hypothetical**	$1,000	$1,016.85	$8.15	1.62%
Class C
Actual	$1,000	$1,049.40	$8.28	1.62%
Hypothetical**	$1,000	$1,016.85	$8.15	1.62%

34 | AB MUNICIPAL INCOME FUND II	abfunds.com

EXPENSE EXAMPLE (continued)

(unaudited)

AB Virginia Portfolio

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,051.10	$4.14	0.81%
Hypothetical**	$1,000	$1,020.89	$4.08	0.81%
Class B
Actual	$1,000	$1,047.20	$7.96	1.56%
Hypothetical**	$1,000	$1,017.15	$7.85	1.56%
Class C
Actual	$1,000	$1,047.30	$7.96	1.56%
Hypothetical**	$1,000	$1,017.15	$7.85	1.56%
Advisor Class
Actual	$1,000	$1,053.30	$2.87	0.56%
Hypothetical**	$1,000	$1,022.14	$2.82	0.56%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB MUNICIPAL INCOME FUND II | 35

BOND RATING SUMMARY1

May 31, 2019 (unaudited)

1

All data are as of May 31, 2019. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by US Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

36 | AB MUNICIPAL INCOME FUND II	abfunds.com

BOND RATING SUMMARY1 (continued)

May 31, 2019 (unaudited)

1

All data are as of May 31, 2019. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by US Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL INCOME FUND II | 37

BOND RATING SUMMARY1 (continued)

May 31, 2019 (unaudited)

1

All data are as of May 31, 2019. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by US Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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BOND RATING SUMMARY1 (continued)

May 31, 2019 (unaudited)

1

All data are as of May 31, 2019. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by US Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL INCOME FUND II | 39

PORTFOLIO OF INVESTMENTS

AB ARIZONA PORTFOLIO

May 31, 2019

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.5%
Long-Term Municipal Bonds – 96.5%
Arizona – 78.7%
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.25%, 7/01/29 (Pre-refunded/ETM)	$1,500	$1,617,690
Series 2013A 5.00%, 7/01/37	3,000	3,272,490
Arizona Game & Fish Department & Commission (Arizona Game & Fish Department & Commission State Lease) Series 2006 5.00%, 7/01/26	1,000	1,002,620
Arizona Health Facilities Authority (Dignity Health Obligated Group) Series 2009D 5.00%, 7/01/28	1,000	1,002,170
Arizona Health Facilities Authority (HonorHealth) Series 2014A 5.00%, 12/01/34	3,000	3,403,890
Arizona Industrial Development Authority (Provident Group – EMU Properties LLC) Series 2018 5.00%, 5/01/43-5/01/48	2,100	2,347,221
Arizona State University Series 2014 5.00%, 8/01/33	2,050	2,345,179
City of Buckeye AZ (Town of Buckeye AZ Excise Tax) Series 2015 5.00%, 7/01/35	3,450	3,994,858
City of Glendale AZ Water & Sewer Revenue Series 2012 5.00%, 7/01/28	2,000	2,196,760
City of Mesa AZ (City of Mesa AZ Excise Tax) Series 2013 5.00%, 7/01/32	5,000	5,485,600
City of Mesa AZ Utility System Revenue Series 2016 4.00%, 7/01/32	1,000	1,114,630
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2017A 5.00%, 7/01/33	750	895,410

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PORTFOLIO OF INVESTMENTS (continued)

AB ARIZONA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Tempe AZ (City of Tempe AZ Excise Tax) Series 2016 5.00%, 7/01/30	$520	$625,747
City of Tucson AZ Water System Revenue Series 2012 5.00%, 7/01/28 (Pre-refunded/ETM)	500	553,825
5.00%, 7/01/29 (Pre-refunded/ETM)	1,860	2,060,229
County of Pima AZ Sewer System Revenue Series 2011B 5.00%, 7/01/26 (Pre-refunded/ETM)	1,000	1,072,300
County of Pinal AZ Series 2014 5.00%, 8/01/32	2,840	3,276,281
Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/36(a)	1,000	1,068,840
Glendale Industrial Development Authority (Royal Oaks Life Care Community) Series 2016 5.00%, 5/15/39	1,000	1,122,360
Glendale Municipal Property Corp. (Glendale Municipal Property Corp. Excise Tax) Series 2012C 5.00%, 7/01/38	2,500	2,744,650
Industrial Development Authority of the City of Phoenix (The) Series 2012 6.00%, 7/01/32 (Pre-refunded/ETM)(a)	250	272,895
Industrial Development Authority of the City of Phoenix (The) (Downtown Phoenix Student Housing LLC) Series 2018A 5.00%, 7/01/37-7/01/42	2,250	2,569,320
Industrial Development Authority of the City of Phoenix (The) (JMF-Higley 2012 LLC) Series 2012 5.00%, 12/01/32	2,500	2,724,350
Maricopa County Industrial Development Authority (Banner Health Obligated Group) Series 2016A 5.00%, 1/01/33-1/01/35	3,400	4,056,890

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PORTFOLIO OF INVESTMENTS (continued)

AB ARIZONA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Maricopa County Industrial Development Authority (Benjamin Franklin Charter School Ltd.) Series 2018A 6.00%, 7/01/52(b)	$830	$931,086
Maricopa County Industrial Development Authority (GreatHearts Arizona Obligated Group) Series 2017A 5.00%, 7/01/37	750	876,375
Maricopa County Industrial Development Authority (Reid Traditional Schools Painted Rock Academy) Series 2016 5.00%, 7/01/36-7/01/47	2,450	2,682,226
Maricopa County Special Health Care District Series 2018C 5.00%, 7/01/34-7/01/36	4,700	5,685,419
McAllister Academic Village LLC (Arizona State University) Series 2016 5.00%, 7/01/37	2,500	2,947,950
Northern Arizona University BAM Series 2015 5.00%, 6/01/34	1,000	1,158,340
Pima County Regional Transportation Authority Series 2011 5.00%, 6/01/26 (Pre-refunded/ETM)	2,000	2,138,880
Pinal County Industrial Development Authority (Florence West Prison Expansion LLC) ACA Series 2006A 5.25%, 10/01/22	1,400	1,401,792
Salt River Project Agricultural Improvement & Power District Series 2012A 5.00%, 12/01/29	1,500	1,646,520
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	2,500	3,234,325
5.25%, 12/01/22-12/01/23	1,165	1,307,045
State of Arizona Lottery Revenue AGM Series 2010A 5.00%, 7/01/28	6,000	6,120,780

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PORTFOLIO OF INVESTMENTS (continued)

AB ARIZONA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Student & Academic Services LLC (Northern Arizona University) BAM Series 2014 5.00%, 6/01/44	$1,200	$1,344,768
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017A 6.125%, 10/01/47(a)(b)	400	447,928
Tucson Industrial Development Authority (University of Arizona) AMBAC Series 2002A 5.00%, 7/15/32(a)	985	986,320
University of Arizona Series 2014 5.00%, 8/01/33	3,765	4,307,122
Western Maricopa Education Center District No. 402 Series 2014B 4.50%, 7/01/33-7/01/34	3,940	4,362,288

		92,405,369

Alabama – 0.1%
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 5/01/44(a)(b)	130	142,835

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 9/01/38(b)	245	258,845

California – 0.4%
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 6/01/47(a)	465	461,299

Delaware – 0.5%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2016 5.00%, 9/01/36	520	580,492

abfunds.com	AB MUNICIPAL INCOME FUND II | 43

PORTFOLIO OF INVESTMENTS (continued)

AB ARIZONA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Florida – 3.1%
Capital Trust Agency, Inc. (Provision Cares Proton Therapy Center – Orlando) Series 2018A 7.50%, 6/01/48(a)(b)	$100	$107,554
City of Orlando FL Series 2014A 5.25%, 11/01/33 (Pre-refunded/ETM)	1,820	2,143,651
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.50%, 1/01/49(a)(b)	235	236,323
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2015 5.00%, 6/01/35	1,000	1,108,700

		3,596,228

Guam – 1.6%
Guam Government Waterworks Authority Series 2016 5.00%, 1/01/46	775	856,700
Guam Power Authority Series 2017A 5.00%, 10/01/36-10/01/40	875	981,632

		1,838,332

Illinois – 2.5%
Chicago Board of Education Series 2018A 5.00%, 12/01/31	335	376,791
Cook County Forest Preserve District Series 2012C 5.00%, 12/15/32	2,360	2,510,733

		2,887,524

Indiana – 0.1%
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 3/01/39(a)(b)	145	149,273

Kentucky – 1.0%
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.25%, 6/01/41	1,000	1,130,550

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PORTFOLIO OF INVESTMENTS (continued)

AB ARIZONA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Louisiana – 0.5%
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015A 6.25%, 11/15/45(a)	$500	$556,160

Michigan – 0.0%
City of Detroit MI 5.00%, 4/01/36	50	54,543

New York – 0.6%
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	700	748,314

North Carolina – 1.0%
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.70%, 7/01/37(a)	600	620,472
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/35(a)	500	530,140

		1,150,612

Ohio – 0.3%
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(a)	320	320,000

Puerto Rico – 1.3%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/31	100	109,771
NATL Series 2007V 5.25%, 7/01/29	100	108,551
Puerto Rico Highway & Transportation Authority AGC Series 2007C 5.50%, 7/01/31	140	156,321

abfunds.com	AB MUNICIPAL INCOME FUND II | 45

PORTFOLIO OF INVESTMENTS (continued)

AB ARIZONA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

AGC Series 2007N 5.25%, 7/01/34-7/01/36	$335	$366,347
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	345	344,569
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 7/01/25	100	111,255
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/29(a)	130	89,051
Series 2019A 5.00%, 7/01/58(a)	290	288,274

		1,574,139

South Carolina – 0.6%
South Carolina Public Service Authority Series 2016B 5.00%, 12/01/41	620	718,760

Tennessee – 0.1%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/35(a)(b)	165	169,037

Texas – 3.6%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(b)	290	310,326
North Texas Tollway Authority (North Texas Tollway System) Series 2015A 5.00%, 1/01/34	1,000	1,149,760
Series 2015B 5.00%, 1/01/34	1,300	1,495,429
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	840	886,074

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PORTFOLIO OF INVESTMENTS (continued)

AB ARIZONA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	$420	$432,130

		4,273,719

Washington – 0.2%
Kalispel Tribe of Indians Series 2018B 5.25%, 1/01/38(a)(b)(c)	225	247,295

Wisconsin – 0.1%
Wisconsin Public Finance Authority (Maryland Proton Treatment Center LLC) Series 2018A-1 6.375%, 1/01/48(a)(b)	105	112,129

Total Municipal Obligations (cost $107,616,963)		113,375,455

	Shares
SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(d)(e)(f) (cost $2,399,348)	2,399,348	2,399,348

Total Investments – 98.6% (cost $110,016,311)		115,774,803
Other assets less liabilities – 1.4%		1,695,204

Net Assets – 100.0%		$117,470,007

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	3,276	8/31/20	2.235%	CPI#	Maturity	$(40,041)
Barclays Bank PLC	USD	3,276	9/04/20	2.248%	CPI#	Maturity	(40,260)
Barclays Bank PLC	USD	3,677	9/20/20	2.263%	CPI#	Maturity	(45,346)
Barclays Bank PLC	USD	3,497	10/15/20	2.208%	CPI#	Maturity	(38,140)
Barclays Bank PLC	USD	1,883	10/15/20	2.210%	CPI#	Maturity	(20,631)
Citibank, NA	USD	2,540	10/17/20	2.220%	CPI#	Maturity	(28,110)

abfunds.com	AB MUNICIPAL INCOME FUND II | 47

PORTFOLIO OF INVESTMENTS (continued)

AB ARIZONA PORTFOLIO

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	3,358	8/30/20	2.210%	CPI#	Maturity	$(39,195)
JPMorgan Chase Bank, NA	USD	3,850	7/15/24	2.165%	CPI#	Maturity	(41,845)

							$(293,568)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2019, the aggregate market value of these securities amounted to $3,112,631 or 2.6% of net assets.

(c)	When-Issued or delayed delivery security.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 10.5% and 0.0%, respectively.

Glossary:

ACA – ACA Financial Guaranty Corporation

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

AB MASSACHUSETTS PORTFOLIO

May 31, 2019

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 101.2%
Long-Term Municipal Bonds – 101.2%
Massachusetts – 80.8%
Commonwealth of Massachusetts Series 2013 5.00%, 6/01/31 (Pre-refunded/ETM)	$1,000	$1,070,470
Series 2015A 5.00%, 7/01/35(a)	10,000	11,697,000
Series 2018A 5.00%, 1/01/42	5,000	5,970,350
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) AGM Series 2005A 3.06% (CPI + 1.67%), 6/01/20(b)	2,000	2,034,980
Marthas Vineyard Land Bank BAM Series 2014 5.00%, 5/01/31	1,000	1,166,350
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2010B 5.00%, 7/01/28-7/01/29	1,670	1,732,209
Massachusetts Development Finance Agency Series 2011 5.00%, 7/01/31 (Pre-refunded/ETM)	7,000	7,506,100
Massachusetts Development Finance Agency (Atrius Health Obligated Group) Series 2019A 5.00%, 6/01/39	1,400	1,650,600
Massachusetts Development Finance Agency (Baystate Medical Obligated Group) Series 2014N 5.00%, 7/01/44	7,000	7,685,300
Massachusetts Development Finance Agency (Berkshire Health Systems, Inc. Obligated Group) Series 2012G 5.00%, 10/01/30-10/01/31	3,970	4,246,101
Massachusetts Development Finance Agency (Boston College) Series 2010R-1 5.00%, 7/01/31	3,250	3,364,758
Series 2017T 5.00%, 7/01/37	1,000	1,200,660

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PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Boston Medical Center Corp. Obligated Group) Series 2015D 5.00%, 7/01/44	$3,755	$4,147,097
Massachusetts Development Finance Agency (Brandeis University) Series 2010O-2 5.00%, 10/01/28	3,500	3,540,495
Series 2019S 5.00%, 10/01/35-10/01/39(c)	4,915	6,015,822
Massachusetts Development Finance Agency (Children’s Hospital Corp Obligated Group (The)) Series 2014P 5.00%, 10/01/34	1,055	1,215,054
Massachusetts Development Finance Agency (Emerson College) Series 2016A 5.00%, 1/01/34-1/01/36	2,435	2,808,069
5.25%, 1/01/42	1,000	1,151,130
Massachusetts Development Finance Agency (Emmanuel College/MA) Series 2016A 5.00%, 10/01/31-10/01/34	4,100	4,707,979
Massachusetts Development Finance Agency (Franklin W Olin College of Engineering, Inc.) Series 2013E 5.00%, 11/01/38	5,000	5,600,150
Massachusetts Development Finance Agency (Lawrence General Hospital Obligated Group) Series 2017 5.00%, 7/01/37	1,150	1,273,257
Massachusetts Development Finance Agency (Lesley University) Series 2016 5.00%, 7/01/39	2,055	2,369,805
Massachusetts Development Finance Agency (MCPHS University) Series 2013F 4.00%, 7/01/32	1,000	1,061,390
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.00%, 7/01/27-7/01/32	3,980	4,243,495
5.25%, 7/01/42	1,330	1,412,021

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PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (NewBridge on the Charles, Inc.) Series 2017 5.00%, 10/01/47(d)	$2,000	$2,177,060
Massachusetts Development Finance Agency (Simmons University) Series 2018L 5.00%, 10/01/34-10/01/35	3,980	4,700,969
Massachusetts Development Finance Agency (South Shore Hospital, Inc.) Series 2016I 4.00%, 7/01/36	2,000	2,105,760
5.00%, 7/01/41	2,500	2,832,850
Massachusetts Development Finance Agency (Suffolk University) Series 2009A 6.00%, 7/01/24	715	717,410
Series 2017 5.00%, 7/01/33	1,250	1,458,325
Massachusetts Development Finance Agency (Trustees of The Deerfield Academy (The)) Series 2010 5.00%, 10/01/30	5,000	5,226,400
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/36	1,500	1,718,760
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019A 5.00%, 7/01/38-7/01/44	4,000	4,667,610
Massachusetts Development Finance Agency (Whitehead Institute for Biomedical Research) Series 2011 5.00%, 6/01/26	1,460	1,558,740
Series 2011A 5.00%, 6/01/27-6/01/28	3,225	3,441,140
Massachusetts Development Finance Agency (Woods Hole Oceanographic Institution State Lease) Series 2018 5.00%, 6/01/48	3,000	3,591,840
Massachusetts Health & Educational Facilities Authority Series 2010C 5.375%, 7/01/35 (Pre-refunded/ETM)(e)	1,005	1,045,924

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PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts Health & Educational Facilities Authority (Berklee College of Music, Inc.) Series 2007A 5.00%, 10/01/32	$210	$210,594
Massachusetts Health & Educational Facilities Authority (Northeastern University) Series 2010A 5.00%, 10/01/28-10/01/29	7,025	7,316,685
Massachusetts Health & Educational Facilities Authority (Winchester Hospital Obligated Group) Series 2010 5.25%, 7/01/38	2,500	2,590,000
Massachusetts Port Authority Series 2010B 5.00%, 7/01/34	2,750	2,849,495
Series 2012B 5.00%, 7/01/32	1,430	1,567,981
Massachusetts School Building Authority Series 2015B 5.00%, 1/15/30 (Pre-refunded/ETM)	3,770	4,475,593
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2011B 5.00%, 10/15/32	3,720	4,000,190
Series 2013A 5.00%, 5/15/32	2,500	2,797,575
Massachusetts Water Resources Authority Series 2011B 5.00%, 8/01/26 (Pre-refunded/ETM)	2,425	2,604,547
5.00%, 8/01/29 (Pre-refunded/ETM)	2,000	2,148,080
Series 2016C 5.00%, 8/01/33	5,500	6,630,195
Metropolitan Boston Transit Parking Corp. Series 2011 5.00%, 7/01/27	6,000	6,405,780
University of Massachusetts Building Authority (University of Massachusetts Boston) Series 20141 5.00%, 11/01/44	2,000	2,295,760
Series 20173 5.00%, 11/01/34	2,500	3,063,225

		173,069,130

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PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Alabama – 0.1%
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 5/01/44(d)(e)	$230	$252,708

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 9/01/38(d)	465	491,277

Arizona – 2.4%
Arizona Sports & Tourism Authority Series 2012A 5.00%, 7/01/29	4,065	4,352,436
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	660	853,862

		5,206,298

California – 0.6%
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008A 5.50%, 8/15/23	360	361,127
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 6/01/47(e)	875	868,035

		1,229,162

Colorado – 0.5%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	1,000	1,086,910

Connecticut – 0.5%
State of Connecticut Series 2015F 5.00%, 11/15/32	1,000	1,163,920

abfunds.com	AB MUNICIPAL INCOME FUND II | 53

PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Florida – 1.9%
Capital Trust Agency, Inc. (Provision Cares Proton Therapy Center – Orlando) Series 2018A 7.50%, 6/01/48(d)(e)	$100	$107,554
County of Miami-Dade FL Aviation Revenue Series 2014 5.00%, 10/01/27	3,000	3,481,500
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.50%, 1/01/49(d)(e)	420	422,365

		4,011,419

Guam – 1.7%
Guam Government Waterworks Authority Series 2017 5.00%, 7/01/40	1,525	1,710,379
Guam Power Authority Series 2017A 5.00%, 10/01/36-10/01/40	1,770	1,985,766

		3,696,145

Illinois – 1.0%
Chicago Board of Education Series 2018A 5.00%, 12/01/31	650	731,088
Illinois Finance Authority (Plymouth Place, Inc.) Series 2015 5.00%, 5/15/37	1,050	1,101,660
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.25%, 1/01/24(e)	310	305,576

		2,138,324

Indiana – 0.1%
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 3/01/39(d)(e)	270	277,957

Michigan – 0.8%
City of Detroit MI 5.00%, 4/01/36	90	98,178

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PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan Public Power Agency Series 2012A 5.00%, 1/01/32	$1,605	$1,699,246

		1,797,424

New Jersey – 0.6%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/29	1,170	1,359,119

New York – 2.6%
Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/28 (Pre-refunded/ETM)	5,065	5,518,773

North Carolina – 1.0%
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.70%, 7/01/37(e)	1,000	1,034,120
North Carolina Turnpike Authority Series 2017 5.00%, 1/01/32	1,000	1,159,870

		2,193,990

Ohio – 0.9%
County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2016 5.00%, 1/01/36	1,100	1,222,045
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(e)	600	600,000

		1,822,045

Pennsylvania – 1.2%
City of Philadelphia PA AGM Series 2017A 5.00%, 8/01/33	1,000	1,192,870
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34	1,140	1,294,812

		2,487,682

abfunds.com	AB MUNICIPAL INCOME FUND II | 55

PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 1.6%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/31	$240	$263,450
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	160	171,973
AGC Series 2007C 5.50%, 7/01/31	110	122,824
AGC Series 2007N 5.25%, 7/01/34-7/01/36	540	590,823
NATL Series 2005L 5.25%, 7/01/35	105	112,871
NATL Series 2007N 5.25%, 7/01/32	100	108,381
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/20	695	708,191
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	640	639,200
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/29(e)	238	163,032
Series 2019A 5.00%, 7/01/58(e)	565	561,638

		3,442,383

Tennessee – 0.2%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/35(d)(e)	310	317,586

Texas – 1.6%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(d)	540	577,849

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PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North Texas Tollway Authority (North Texas Tollway System) Series 2015A 5.00%, 1/01/34	$1,000	$1,149,760
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	1,090	1,149,786
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	545	560,740

		3,438,135

Wisconsin – 0.9%
Oneida Tribe of Indians of Wisconsin (Oneida Tribe of Indians of Wisconsin Sales Tax) Series 2011 6.50%, 2/01/31(d)	750	767,422
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016B 5.00%, 12/01/25	1,000	1,145,080

		1,912,502

Total Municipal Obligations (cost $205,979,275)		216,912,889

	Shares
SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(f)(g)(h) (cost $630,316)	630,316	630,316

Total Investments – 101.5% (cost $206,609,591)		217,543,205
Other assets less liabilities – (1.5)%		(3,295,975)

Net Assets – 100.0%		$214,247,230

abfunds.com	AB MUNICIPAL INCOME FUND II | 57

PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	6,080	6/01/23	3 Month LIBOR	3.121%	Quarterly/ Semi-Annual	$279,329	$—	$279,329
USD	6,080	6/01/23	3.121%	3 Month LIBOR	Semi-Annual/Quarterly	(278,420)	(120,975)	(157,445)
USD	10,900	4/03/34	3 Month LIBOR	3.276%	Quarterly/ Semi-Annual	1,469,669	—	1,469,669
USD	24,465	4/01/39	3.022%	3 Month LIBOR	Semi-Annual/Quarterly	(2,919,590)	—	(2,919,590)
USD	22,500	4/01/44	3 Month LIBOR	3.081%	Quarterly/ Semi-Annual	3,356,932	—	3,356,932
USD	7,650	4/23/49	2.801%	3 Month LIBOR	Semi-Annual/Quarterly	(803,462)	—	(803,462)

						$1,104,458	$(120,975)	$1,225,433

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	6,053	8/31/20	2.235%	CPI	#	Maturity	$(73,984)
Barclays Bank PLC	USD	6,053	9/04/20	2.248%	CPI	#	Maturity	(74,387)
Barclays Bank PLC	USD	6,825	9/20/20	2.263%	CPI	#	Maturity	(84,168)
Barclays Bank PLC	USD	6,449	10/15/20	2.208%	CPI	#	Maturity	(70,336)
Barclays Bank PLC	USD	3,495	10/15/20	2.210%	CPI	#	Maturity	(38,292)
Citibank, NA	USD	4,690	10/17/20	2.220%	CPI	#	Maturity	(51,905)
JPMorgan Chase Bank, NA	USD	6,204	8/30/20	2.210%	CPI	#	Maturity	(72,414)
JPMorgan Chase Bank, NA	USD	7,130	7/15/24	2.165%	CPI	#	Maturity	(77,494)

								$(542,980)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

58 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at May 31, 2019.

(c)	When-Issued or delayed delivery security.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2019, the aggregate market value of these securities amounted to $5,391,778 or 2.5% of net assets.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Affiliated investments.

(g)	The rate shown represents the 7-day yield as of period end.

(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.8% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND II | 59

PORTFOLIO OF INVESTMENTS

AB MINNESOTA PORTFOLIO

May 31, 2019

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.5%
Long-Term Municipal Bonds – 97.5%
Minnesota – 97.5%
Anoka-Hennepin Independent School District No. 11 (Anoka-Hennepin Independent School District No. 11 COP) Series 2014A 5.00%, 2/01/34	$1,695	$1,927,317
Central Minnesota Municipal Power Agency Series 2012 5.00%, 1/01/32	2,200	2,382,358
City of Bethel MN (Lodge at Stillwater LLC (The)) Series 2018 5.25%, 6/01/58(a)	350	368,722
City of Center City MN (Hazelden Betty Ford Foundation) Series 2014 5.00%, 11/01/29-11/01/44	800	883,848
City of Duluth MN Series 2016A 5.00%, 2/01/34	1,000	1,179,960
City of Maple Grove MN (Maple Grove Hospital Corp.) Series 2017 5.00%, 5/01/31	1,000	1,183,760
City of Minneapolis MN (Fairview Health Services Obligated Group)
Series 2015A 5.00%, 11/15/33	1,000	1,159,010
Series 2018A 5.00%, 11/15/36	2,000	2,409,480
City of Minneapolis MN (Minneapolis Common Bond Fund) Series 20102A 6.25%, 12/01/30	1,000	1,067,440
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) Series 2017A 5.00%, 11/15/28	1,355	1,665,309
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Children’s Health Care Obligated Group) Series 2010A 5.25%, 8/15/25-8/15/35	1,500	1,561,740

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PORTFOLIO OF INVESTMENTS (continued)

AB MINNESOTA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Rochester MN (Mayo Clinic) Series 2018 4.00%, 11/15/48	$1,000	$1,088,560
City of St. Cloud MN (CentraCare Health System Obligated Group) Series 2010A 5.125%, 5/01/30	95	97,928
City of St. Louis Park MN Series 2009 5.50%, 7/01/29 (Pre-refunded/ETM)	1,150	1,153,404
City of St. Paul MN (City of St. Paul MN Sales Tax) Series 2014G 5.00%, 11/01/30-11/01/32	2,900	3,361,422
Cloquet Independent School District No. 94 Series 2015B 5.00%, 2/01/31	2,200	2,564,606
Duluth Economic Development Authority (Essentia Health Obligated Group) Series 2018A 5.00%, 2/15/48	1,000	1,154,730
Housing & Redevelopment Authority of The City of St. Paul Minnesota
Series 2009A-2 5.25%, 11/15/28 (Pre-refunded/ETM)(a)	610	620,260
Series 2015A 5.00%, 11/15/40 (Pre-refunded/ETM)(a)	600	722,856
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Allina Health Obligated Group) Series 2009 5.25%, 11/15/28	590	600,431
Housing & Redevelopment Authority of The City of St. Paul Minnesota (HealthPartners Obligated Group) Series 2015A 5.00%, 7/01/32	1,000	1,141,350
Hutchinson Utilities Commission Series 2012A 5.00%, 12/01/25	420	464,986
Minneapolis Special School District No. 1 Series 2016 5.00%, 2/01/31	3,000	3,659,640

abfunds.com	AB MUNICIPAL INCOME FUND II | 61

PORTFOLIO OF INVESTMENTS (continued)

AB MINNESOTA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Minneapolis-St. Paul Metropolitan Airports Commission
Series 2010A 5.00%, 1/01/30	$1,250	$1,274,800
Series 2012B 5.00%, 1/01/29	1,250	1,354,287
Minnesota Agricultural & Economic Development Board (Essentia Health Obligated Group) AGC Series 2008C-1 5.50%, 2/15/25	1,000	1,027,260
Minnesota Higher Education Facilities Authority
Series 2009 7-A 5.00%, 10/01/29 (Pre-refunded/ETM)	500	505,785
Series 2012S 5.00%, 10/01/32 (Pre-refunded/ETM)	1,400	1,553,020
Minnesota Higher Education Facilities Authority (College of St. Scholastica, Inc.) Series 2010H 5.125%, 12/01/30	1,000	1,015,370
Minnesota Higher Education Facilities Authority (Hamline University) Series 2017B 5.00%, 10/01/36	500	555,230
Minnesota Higher Education Facilities Authority (St. Catherine University) Series 2018A 5.00%, 10/01/45	1,100	1,261,117
Minnesota Higher Education Facilities Authority (St. Olaf College)
Series 20107 5.00%, 10/01/20	255	257,866
Series 20158 5.00%, 12/01/32	1,000	1,174,110
Minnesota Higher Education Facilities Authority (University of St. Thomas/Minneapolis) Series 2017A 4.00%, 10/01/34	800	882,504
Minnesota Municipal Power Agency Series 2014 5.00%, 10/01/32	750	863,963
New Prague Independent School District No. 721 Series 2015A 4.00%, 2/01/32	1,000	1,092,480

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PORTFOLIO OF INVESTMENTS (continued)

AB MINNESOTA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Northern Municipal Power Agency Series 2017 5.00%, 1/01/33-1/01/41	$1,150	$1,339,091
Southern Minnesota Municipal Power Agency Series 2017A 5.00%, 1/01/47	2,000	2,380,440
St. Paul Port Authority (Amherst H Wilder Foundation/MN) Series 2010-3 5.00%, 12/01/29	2,445	2,489,939
University of Minnesota Series 2014B 4.00%, 1/01/32	2,000	2,169,840
Western Minnesota Municipal Power Agency Series 2014A 5.00%, 1/01/40	2,500	2,814,675

Total Municipal Obligations (cost $53,416,601)		56,430,894

	Shares
SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(b)(c)(d) (cost $766,183)	766,183	766,183

Total Investments – 98.8% (cost $54,182,784)		57,197,077
Other assets less liabilities – 1.2%		698,351

Net Assets – 100.0%		$57,895,428

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	20,170	11/12/39	3 Month LIBOR	3.320%	Quarterly/ Semi- Annual	$3,452,197	$—	$3,452,197
USD	390	11/12/39	3 Month LIBOR	3.342%	Quarterly/ Semi- Annual	68,154	—	68,154
USD	15,060	11/01/49	3.137%	3 Month LIBOR	Semi- Annual/ Quarterly	(2,804,460)	—	(2,804,460)

						$715,891	$—	$715,891

abfunds.com	AB MUNICIPAL INCOME FUND II | 63

PORTFOLIO OF INVESTMENTS (continued)

AB MINNESOTA PORTFOLIO

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	1,670	8/31/20	2.235%	CPI	#	Maturity	$(20,412)
Barclays Bank PLC	USD	1,669	9/04/20	2.248%	CPI	#	Maturity	(20,511)
Barclays Bank PLC	USD	1,799	9/20/20	2.263%	CPI	#	Maturity	(22,186)
Barclays Bank PLC	USD	1,743	10/15/20	2.208%	CPI	#	Maturity	(19,010)
Barclays Bank PLC	USD	921	10/15/20	2.210%	CPI	#	Maturity	(10,090)
Citibank, NA	USD	1,270	10/17/20	2.220%	CPI	#	Maturity	(14,055)
JPMorgan Chase Bank, NA	USD	1,711	8/30/20	2.210%	CPI	#	Maturity	(19,971)
JPMorgan Chase Bank, NA	USD	1,920	7/15/24	2.165%	CPI	#	Maturity	(20,868)

								$(147,103)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 1.8% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

COP – Certificate of Participation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

See notes to financial statements.

64 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS

AB NEW JERSEY PORTFOLIO

May 31, 2019

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.2%
Long-Term Municipal Bonds – 99.2%
New Jersey – 76.3%
City of Jersey City NJ Series 2017A 5.00%, 11/01/31-11/01/37	$1,500	$1,793,135
Hudson County Improvement Authority (County of Hudson NJ) Series 2016 5.00%, 5/01/36	2,400	2,818,008
Landis Sewage Authority NATL Series 1993 5.816%, 9/19/19(a)	300	303,651
Morris-Union Jointure Commission (Morris-Union Jointure Commission COP) AGM Series 2013 5.00%, 8/01/26	3,320	3,712,988
New Jersey Economic Development Authority (Bancroft Neurohealth Obligated Group) Series 2016A 5.00%, 6/01/41(b)	1,000	1,046,800
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/30	4,000	4,335,000
New Jersey Economic Development Authority (NJ Metromall Urban Renewal, Inc.) Series 2002 6.50%, 4/01/28	1,000	1,176,550
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 7/15/32	1,000	1,134,580
New Jersey Economic Development Authority (NYNJ Link Borrower LLC)
Series 2013 5.00%, 1/01/28	1,000	1,124,580
5.50%, 1/01/27	1,000	1,149,030
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/47	2,000	2,208,680

abfunds.com	AB MUNICIPAL INCOME FUND II | 65

PORTFOLIO OF INVESTMENTS (continued)

AB NEW JERSEY PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (Seeing Eye, Inc. (The)) Series 2017 5.00%, 6/01/32	$1,765	$2,131,361
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	1,165	1,277,294
New Jersey Educational Facilities Authority (Kean University) AGM Series 2015H 5.00%, 7/01/34	2,500	2,868,150
New Jersey Health Care Facilities Financing Authority
Series 2013 5.25%, 7/01/31 (Pre-refunded/ETM)(b)	1,800	2,063,612
AGC Series 2004A 5.25%, 7/01/23 (Pre-refunded/ETM)	2,085	2,391,141
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008A 5.125%, 7/01/22	45	45,139
New Jersey Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group) Series 2017A 5.00%, 7/01/35	1,950	2,334,755
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 7/01/35	1,835	2,163,006
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group)
Series 2014 5.00%, 7/01/44	1,000	1,136,290
Series 2016A 5.00%, 7/01/33	1,000	1,186,850
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/28-6/15/29	2,750	3,201,510

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW JERSEY PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease)
Series 2015A 5.25%, 6/15/41	$1,250	$1,389,263
Series 2018A 5.00%, 12/15/35	1,750	2,026,203
New Jersey Turnpike Authority
Series 2013A 5.00%, 1/01/43	1,935	2,110,446
Series 2019A 5.00%, 1/01/48(b)	680	815,905
North Hudson Sewerage Authority/NJ NATL Series 2001A Zero Coupon, 8/01/24 (Pre-refunded/ETM)	8,875	8,079,001
Rutgers The State University of New Jersey Series 2013L 5.00%, 5/01/30	3,400	3,809,122
Tobacco Settlement Financing Corp./NJ Series 2018B 5.00%, 6/01/46	2,040	2,178,496
Union County Improvement Authority (Township of Union NJ/Union County Lease) NATL Series 2003A 5.25%, 8/15/23	1,940	1,945,645
Union County Utilities Authority (County of Union NJ Lease) Series 2011A 5.25%, 12/01/31	4,560	4,935,288

		68,891,479

Alabama – 0.1%
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 5/01/32(b)(c)	100	107,701

American Samoa – 0.3%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 9/01/38(c)	215	227,150

Arizona – 0.1%
Maricopa County Industrial Development Authority (Benjamin Franklin Charter School Ltd.) Series 2018A 6.00%, 7/01/52(c)	100	112,179

abfunds.com	AB MUNICIPAL INCOME FUND II | 67

PORTFOLIO OF INVESTMENTS (continued)

AB NEW JERSEY PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California – 0.4%
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008A 5.50%, 8/15/23	$400	$401,252

Florida – 0.3%
Capital Trust Agency, Inc. (Provision Cares Proton Therapy Center – Orlando) Series 2018A 7.50%, 6/01/48(b)(c)	100	107,554
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.25%, 1/01/49(b)(c)	155	155,916

		263,470

Guam – 1.9%
Guam Power Authority Series 2017A 5.00%, 10/01/36-10/01/40	805	903,032
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/46	720	788,242

		1,691,274

Idaho – 3.2%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2014 5.00%, 7/15/31	2,600	2,895,594

Illinois – 2.8%
Chicago Board of Education Series 2018A 5.00%, 12/01/31	305	343,049
Kane Cook & DuPage Counties School District No. U-46 Elgin Series 2015D 5.00%, 1/01/34	1,000	1,107,150
Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	1,000	1,077,370

		2,527,569

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW JERSEY PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan – 0.1%
City of Detroit MI 5.00%, 4/01/36	$50	$54,543

Nevada – 0.1%
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018C Zero Coupon, 7/01/58(b)(c)	500	65,030

New York – 9.5%
Port Authority of New York & New Jersey
Series 2012 5.00%, 7/15/30	4,250	4,627,995
Series 2014 5.00%, 9/01/31	1,100	1,261,040
Port Authority of New York & New Jersey (JFK International Air Terminal LLC) NATL Series 1997 5.75%, 12/01/22	2,610	2,704,952

		8,593,987

North Dakota – 0.3%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2018 5.00%, 9/15/28(b)(c)	265	264,412

Ohio – 0.3%
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(b)	280	280,000

Puerto Rico – 1.4%
Puerto Rico Electric Power Authority
AGM Series 2007V 5.25%, 7/01/31	155	170,145
NATL Series 2007V 5.25%, 7/01/29	155	168,254
Puerto Rico Highway & Transportation Authority
AGC Series 2005L 5.25%, 7/01/41	100	107,483
AGC Series 2007N 5.25%, 7/01/36	165	180,065

abfunds.com	AB MUNICIPAL INCOME FUND II | 69

PORTFOLIO OF INVESTMENTS (continued)

AB NEW JERSEY PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	$300	$299,625
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
Series 2018A Zero Coupon, 7/01/29(b)	104	71,241
Series 2019A 5.00%, 7/01/58(b)	240	238,572

		1,235,385

South Carolina – 0.7%
South Carolina Public Service Authority Series 2016B 5.00%, 12/01/41	570	660,795

Tennessee – 0.5%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/35(b)(c)	145	148,548
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 4/01/49(b)(c)	260	288,025

		436,573

Texas – 0.3%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(c)	245	262,172

Washington – 0.3%
Kalispel Tribe of Indians Series 2018B 5.25%, 1/01/38(b)(c)(d)	210	230,809

Wisconsin – 0.3%
Wisconsin Public Finance Authority (Maryland Proton Treatment Center LLC) Series 2018A-1 6.25%, 1/01/38(b)(c)	265	285,675

Total Investments – 99.2% (cost $83,009,339)		89,487,049
Other assets less liabilities – 0.8%		765,715

Net Assets – 100.0%		$90,252,764

70 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB NEW JERSEY PORTFOLIO

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	400	4/16/49	3 Month LIBOR	2.746%	Quarterly/ Semi- Annual	$37,051	$—	$37,051

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	2,873	8/31/20	2.235%	CPI	#	Maturity	$(35,116)
Barclays Bank PLC	USD	2,873	9/04/20	2.248%	CPI	#	Maturity	(35,307)
Barclays Bank PLC	USD	3,062	9/20/20	2.263%	CPI	#	Maturity	(37,762)
Barclays Bank PLC	USD	2,721	10/15/20	2.208%	CPI	#	Maturity	(29,677)
Barclays Bank PLC	USD	1,568	10/15/20	2.210%	CPI	#	Maturity	(17,179)
Citibank, NA	USD	1,980	10/17/20	2.220%	CPI	#	Maturity	(21,913)
JPMorgan Chase Bank, NA	USD	2,944	8/30/20	2.210%	CPI	#	Maturity	(34,363)
JPMorgan Chase Bank, NA	USD	2,950	7/15/24	2.165%	CPI	#	Maturity	(32,063)

								$(243,380)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Inverse floater security.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2019, the aggregate market value of these securities amounted to $2,255,171 or 2.5% of net assets.

(d)	When-Issued or delayed delivery security.

As of May 31, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 25.3% and 11.7%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

COP – Certificate of Participation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND II | 71

PORTFOLIO OF INVESTMENTS

AB OHIO PORTFOLIO

May 31, 2019

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.3%
Long-Term Municipal Bonds – 98.3%
Ohio – 81.7%
American Municipal Power, Inc. Series 2016A 5.00%, 2/15/34	$2,000	$2,318,180
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	1,000	961,180
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/31	3,500	3,829,000
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/37	1,700	1,957,193
City of Cleveland OH Series 2012 5.00%, 12/01/28	2,215	2,460,998
City of Columbus OH Series 2014A 4.00%, 2/15/28	3,510	3,877,427
Cleveland Department of Public Utilities Division of Public Power AGM Series 2018 5.00%, 11/15/35	1,100	1,317,954
Cleveland Municipal School District Series 2015A 5.00%, 12/01/33	3,000	3,327,930
Cleveland State University Series 2012 5.00%, 6/01/30	3,000	3,225,690
County of Allen/OH Hospital Facilities Revenue (Mercy Health/OH) Series 2017A 5.00%, 8/01/42	1,650	1,913,076
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.25%, 12/01/25	1,200	1,266,240
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/37	1,400	1,565,620

72 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB OHIO PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Franklin OH (Agler Green LP) Series 2002A 5.65%, 5/20/32	$770	$771,894
5.80%, 5/20/44	1,150	1,152,185
County of Franklin/OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47(a)	865	882,767
County of Franklin/OH (Trinity Health Corp.) Series 2017 5.00%, 12/01/47	1,150	1,348,180
County of Hamilton OH Sewer System Revenue Series 2013A 5.00%, 12/01/31	4,305	4,890,006
County of Hamilton/OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	1,625	1,721,330
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 4/01/49(a)(b)	450	498,506
County of Scioto OH (Southern Ohio Medical Center Obligated Group) Series 2016 5.00%, 2/15/33	1,000	1,148,340
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 20151 7.00%, 1/15/40(a)	575	589,645
Franklin County Convention Facilities Authority (City of Columbus OH/Franklin County Lease) Series 2014 5.00%, 12/01/31	1,300	1,512,758
Gallia County Local School District Series 2014 5.00%, 11/01/29	2,000	2,310,100
Kent State University Series 2012A 5.00%, 5/01/30-5/01/31	2,920	3,178,620
Miami University/Oxford OH Series 2011 5.00%, 9/01/31	1,000	1,073,360

abfunds.com	AB MUNICIPAL INCOME FUND II | 73

PORTFOLIO OF INVESTMENTS (continued)

AB OHIO PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29(a)	$385	$385,000
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(a)	105	105,000
Ohio Air Quality Development Authority (Pratt Paper/OH, Inc.) Series 2017 4.50%, 1/15/48(a)(b)	700	742,553
Ohio Higher Educational Facility Commission (Denison University) Series 2012 5.00%, 11/01/32	590	640,109
Ohio Higher Educational Facility Commission (Kenyon College) Series 2017 5.00%, 7/01/34-7/01/42	3,365	3,945,282
Ohio University Series 2013 5.00%, 12/01/32	3,120	3,438,614
Princeton City School District Series 2014 5.00%, 12/01/39	750	863,640
Summit County Development Finance Authority (County of Summit OH Lease) Series 2012 5.00%, 12/01/25	3,760	4,199,281
Toledo-Lucas County Port Authority (CSX Transportation, Inc.) Series 1992 6.45%, 12/15/21	1,270	1,402,296
University of Akron (The) Series 2014A 5.00%, 1/01/32	3,080	3,472,515

		68,292,469

Alabama – 0.3%
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 5/01/32(a)(b)	100	107,701
5.25%, 5/01/44(a)(b)	100	109,873

		217,574

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PORTFOLIO OF INVESTMENTS (continued)

AB OHIO PORTFOLIO

	Principal Amount (000)	U.S. $ Value

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 9/01/38(b)	$185	$195,454

Arizona – 0.1%
Maricopa County Industrial Development Authority (Benjamin Franklin Charter School Ltd.) Series 2018A 6.00%, 7/01/52(b)	100	112,179

California – 0.3%
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/37(b)	220	235,503
State of California Series 2004 5.25%, 4/01/29	5	5,015

		240,518

Connecticut – 0.6%
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018K-1 5.00%, 7/01/37	415	478,138

Florida – 3.4%
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 4/01/33	1,000	1,113,480
Capital Trust Agency, Inc. (Provision Cares Proton Therapy Center – Orlando) Series 2018A 7.50%, 6/01/48(a)(b)	100	107,554
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	1,300	1,475,409
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.50%, 1/01/49(a)(b)	165	165,929

		2,862,372

Guam – 1.7%
Guam Government Waterworks Authority Series 2016 5.00%, 1/01/46	615	679,833

abfunds.com	AB MUNICIPAL INCOME FUND II | 75

PORTFOLIO OF INVESTMENTS (continued)

AB OHIO PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Guam Power Authority Series 2017A 5.00%, 10/01/36-10/01/38	$690	$776,752

		1,456,585

Indiana – 0.1%
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 3/01/39(a)(b)	110	113,242

Kansas – 0.4%
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2018 4.50%, 6/01/40	340	349,578

Michigan – 0.1%
City of Detroit MI 5.00%, 4/01/36	50	54,543

New York – 0.8%
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	635	678,828

North Carolina – 0.5%
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/35(a)	375	397,605

Puerto Rico – 1.3%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/31	100	109,771
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	100	107,483
AGC Series 2007N 5.25%, 7/01/34-7/01/36	270	295,353

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PORTFOLIO OF INVESTMENTS (continued)

AB OHIO PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	$255	$254,681
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/29(a)	100	68,501
Series 2019A 5.00%, 7/01/58(a)	215	213,721

		1,049,510

Tennessee – 1.0%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/35(a)(b)	125	128,059
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board (Belmont University) Series 2012 5.00%, 11/01/29	630	675,542

		803,601

Texas – 5.7%
Arlington Higher Education Finance Corp. (Lifeschool of Dallas) Series 2014A 5.00%, 8/15/39	1,000	1,121,210
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2014 5.00%, 9/01/31	1,025	1,165,220
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 7/15/28	215	254,573
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(b)	215	230,069
North Texas Tollway Authority (North Texas Tollway System) Series 2015B 5.00%, 1/01/34	700	805,231

abfunds.com	AB MUNICIPAL INCOME FUND II | 77

PORTFOLIO OF INVESTMENTS (continued)

AB OHIO PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	$740	$780,589
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	370	380,686

		4,737,578

Wisconsin – 0.1%
Wisconsin Public Finance Authority (Maryland Proton Treatment Center LLC) Series 2018A-1 6.375%, 1/01/48(a)(b)	100	106,790

Total Municipal Obligations (cost $78,035,922)		82,146,564

	Shares
SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(c)(d)(e) (cost $203,899)	203,899	203,899

Total Investments – 98.5% (cost $78,239,821)		82,350,463
Other assets less liabilities – 1.5%		1,257,196

Net Assets – 100.0%		$83,607,659

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	450	4/16/49	3 Month LIBOR	2.746%	Quarterly/ Semi- Annual	$41,682	$—	$41,682

78 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB OHIO PORTFOLIO

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	2,433	8/31/20	2.235%	CPI	#	Maturity	$(29,738)
Barclays Bank PLC	USD	2,433	9/04/20	2.248%	CPI	#	Maturity	(29,900)
Barclays Bank PLC	USD	2,685	9/20/20	2.263%	CPI	#	Maturity	(33,112)
Barclays Bank PLC	USD	2,541	10/15/20	2.208%	CPI	#	Maturity	(27,714)
Barclays Bank PLC	USD	1,375	10/15/20	2.210%	CPI	#	Maturity	(15,065)
Citibank, NA	USD	1,850	10/17/20	2.220%	CPI	#	Maturity	(20,474)
JPMorgan Chase Bank, NA	USD	2,494	8/30/20	2.210%	CPI	#	Maturity	(29,110)
JPMorgan Chase Bank, NA	USD	2,740	7/15/24	2.165%	CPI	#	Maturity	(29,780)

								$(214,893)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2019, the aggregate market value of these securities amounted to $2,853,412 or 3.4% of net assets.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.2% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

LIBOR – London Interbank Offered Rates

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND II | 79

PORTFOLIO OF INVESTMENTS

AB PENNSYLVANIA PORTFOLIO

May 31, 2019

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.3%
Long-Term Municipal Bonds – 99.3%
Pennsylvania – 89.3%
Adams County Industrial Development Authority (Gettysburg College) Series 2010 5.00%, 8/15/25	$1,090	$1,132,139
Allegheny County Hospital Development Authority (Allegheny Health Network Obligated Group) Series 2018A 5.00%, 4/01/36	1,600	1,879,136
Allegheny County Industrial Development Authority (Residential Resources, Inc./PA) Series 2006 5.00%, 9/01/21	315	315,709
Altoona Area School District BAM Series 2018 5.00%, 12/01/39	2,000	2,277,720
Beaver County Industrial Development Authority (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 1/01/35(a)	415	415,000
Bensalem Township School District Series 2013 5.00%, 6/01/30	3,345	3,794,936
Berks County Industrial Development Authority (Highlands at Wyomissing (The)) Series 2018 5.00%, 5/15/43	500	551,190
Bucks County Water & Sewer Authority AGM Series 2011 5.00%, 12/01/29 (Pre-refunded/ETM)	1,255	1,365,252
AGM Series 2015A 5.00%, 12/01/37	780	900,206
Carlisle Area School District Series 2011 5.00%, 9/01/25 (Pre-refunded/ETM)	2,000	2,187,300
Centre County Hospital Authority (Mount Nittany Medical Center Obligated Group) Series 2018A 5.00%, 11/15/42	1,000	1,167,230
Chambersburg Area Municipal Authority (Wilson College) Series 2018 5.75%, 10/01/43	650	679,907

80 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB PENNSYLVANIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Chester County Industrial Development Authority (Woodlands at Greystone Neighborhood Improvement District) Series 2018 5.00%, 3/01/38(a)(b)	$525	$551,901
City of Philadelphia PA Series 2014A 5.25%, 7/15/31	2,500	2,833,425
Series 2017 5.00%, 8/01/31	1,000	1,205,040
City of Philadelphia PA Water & Wastewater Revenue Series 2017A 5.00%, 10/01/36	1,700	2,025,805
Series 2018A 5.00%, 10/01/48	1,000	1,186,790
Commonwealth Financing Authority (Commonwealth Financing Authority State Lease) Series 2018 5.00%, 6/01/31	2,500	3,032,275
Commonwealth of Pennsylvania Series 2013 5.00%, 4/01/28 (Pre-refunded/ETM)	1,800	2,039,760
Commonwealth of Pennsylvania (Commonwealth of Pennsylvania COP) Series 2018A 5.00%, 7/01/34-7/01/36	2,200	2,620,480
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016A 6.00%, 6/01/46(a)	635	722,967
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45(a)	300	305,520
Delaware County Authority (Elwyn Obligated Group) Series 2017 5.00%, 6/01/32	1,625	1,788,101
Delaware County Regional Water Quality Control Authority Series 2013 5.00%, 5/01/30 (Pre-refunded/ETM)	2,070	2,347,359

abfunds.com	AB MUNICIPAL INCOME FUND II | 81

PORTFOLIO OF INVESTMENTS (continued)

AB PENNSYLVANIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Delaware River Port Authority Series 2010D 5.00%, 1/01/29 (Pre-refunded/ETM)	$920	$939,053
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/33	660	741,952
Montgomery County Higher Education & Health Authority (Philadelphia Presbytery Homes Obligated Group) Series 2017 5.00%, 12/01/37	1,100	1,201,442
Montgomery County Industrial Development Authority/PA Series 2010 5.25%, 8/01/33 (Pre-refunded/ETM)(a)	735	766,605
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 7/01/35(a)	765	819,078
Northampton County General Purpose Authority (Lafayette College) Series 2013A 5.00%, 11/01/32	2,000	2,241,760
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp. (The)) Series 2012A 5.00%, 11/01/32	2,000	2,166,280
Pennsylvania Turnpike Commission Series 2010B-2 5.00%, 12/01/30 (Pre-refunded/ETM)(a)	1,245	1,310,175
5.00%, 12/01/30 (Pre-refunded/ETM)	940	989,209
Series 2017B 5.00%, 6/01/36	1,000	1,163,890
Pennsylvania Turnpike Commission (Pennsylvania Turnpike Commission Oil Franchise Tax) Series 2018B 5.00%, 12/01/38-12/01/43	2,000	2,359,960

82 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB PENNSYLVANIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (Evangelical Services for the Aging Obligated Group) Series 2017A 5.00%, 7/01/37	$675	$728,905
Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015A 6.375%, 6/01/40(a)	400	418,072
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 5.25%, 7/01/24(a)(c)(d)(e)	350	3,500
Philadelphia Authority for Industrial Development (Temple University-of The Commonwealth System of Higher Education) Series 2016-2 5.00%, 4/01/29	1,000	1,165,150
Philadelphia Gas Works Co. Series 2010-9 5.00%, 8/01/30 (Pre-refunded/ETM)	2,000	2,081,460
Philadelphia Parking Authority (The) Series 2009 5.00%, 9/01/26	2,725	2,834,191
School District of Philadelphia (The) Series 2011E 5.25%, 9/01/23	1,500	1,562,625
Scranton School District/PA BAM Series 2017E 5.00%, 12/01/33-12/01/35	1,800	2,135,563
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Sales Tax) AGM Series 2010 5.00%, 2/01/31	1,075	1,113,345
State Public School Building Authority (Harrisburg School District) AGM Series 2016A 5.00%, 12/01/29-12/01/33	2,000	2,361,370
Susquehanna Area Regional Airport Authority Series 2017 5.00%, 1/01/35-1/01/38	2,000	2,263,360
Township of Lower Paxton PA Series 2014 5.00%, 4/01/44	2,000	2,270,840

abfunds.com	AB MUNICIPAL INCOME FUND II | 83

PORTFOLIO OF INVESTMENTS (continued)

AB PENNSYLVANIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wilkes-Barre Finance Authority Series 2010 5.00%, 11/01/30 (Pre-refunded/ETM)	$1,500	$1,573,080

		72,536,013

Alabama – 0.1%
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 5/01/44(a)(b)	100	109,873

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 9/01/38(b)	185	195,454

Arizona – 0.1%
Maricopa County Industrial Development Authority (Benjamin Franklin Charter School Ltd.) Series 2018A 6.00%, 7/01/52(b)	100	112,179

Colorado – 0.3%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	215	233,686

Florida – 0.3%
Capital Trust Agency, Inc. (Provision Cares Proton Therapy Center – Orlando) Series 2018A 7.50%, 6/01/48(a)(b)	100	107,554
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.25%, 1/01/49(a)(b)	135	135,798

		243,352

Guam – 1.7%
Guam Power Authority Series 2017A 5.00%, 10/01/36-10/01/40	645	723,546
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2011A 5.125%, 1/01/42	620	646,232

		1,369,778

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PORTFOLIO OF INVESTMENTS (continued)

AB PENNSYLVANIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kentucky – 0.4%
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/41	$315	$348,091

Michigan – 0.0%
City of Detroit MI 5.00%, 4/01/36	35	38,181

New Jersey – 0.6%
Tobacco Settlement Financing Corp./NJ Series 2018B 5.00%, 6/01/46	425	453,853

New York – 2.4%
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/30	1,735	1,933,536

Puerto Rico – 1.3%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/31	100	109,771
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	100	107,483
NATL Series 2005L 5.25%, 7/01/35	100	107,496
NATL Series 2007N 5.25%, 7/01/32-7/01/33	215	232,926
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	250	249,687
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/29(a)	100	68,501
Series 2019A 5.00%, 7/01/58(a)	210	208,751

		1,084,615

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PORTFOLIO OF INVESTMENTS (continued)

AB PENNSYLVANIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

South Carolina – 0.7%
South Carolina Public Service Authority Series 2016B 5.00%, 12/01/41	$470	$544,866

Tennessee – 0.2%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/35(a)(b)	120	122,937

Texas – 1.7%
Arlington Higher Education Finance Corp. (Lifeschool of Dallas) Series 2014A 5.00%, 8/15/39	1,200	1,345,452

Total Investments – 99.3% (cost $76,231,547)		80,671,866
Other assets less liabilities – 0.7%		555,645

Net Assets – 100.0%		$81,227,511

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	2,387	8/31/20	2.235%	CPI	#	Maturity	$(29,176)
Barclays Bank PLC	USD	2,387	9/04/20	2.248%	CPI	#	Maturity	(29,334)
Barclays Bank PLC	USD	2,612	9/20/20	2.263%	CPI	#	Maturity	(32,212)
Barclays Bank PLC	USD	1,338	10/15/20	2.210%	CPI	#	Maturity	(14,660)
Barclays Bank PLC	USD	2,507	10/15/20	2.208%	CPI	#	Maturity	(27,343)
Citibank, NA	USD	1,820	10/17/20	2.220%	CPI	#	Maturity	(20,142)
JPMorgan Chase Bank, NA	USD	2,620	7/15/24	2.165%	CPI	#	Maturity	(28,476)
JPMorgan Chase Bank, NA	USD	2,446	8/30/20	2.210%	CPI	#	Maturity	(28,550)

								$(209,893)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2019, the aggregate market value of these securities amounted to $1,335,696 or 1.6% of net assets.

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PORTFOLIO OF INVESTMENTS (continued)

AB PENNSYLVANIA PORTFOLIO

(c)	Illiquid security.

(d)	Defaulted.

(e)	Non-income producing security.

As of May 31, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 13.3% and 1.7%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

COP – Certificate of Participation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

AB VIRGINIA PORTFOLIO

May 31, 2019

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 95.0%
Long-Term Municipal Bonds – 95.0%
Virginia – 69.2%
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.40%, 3/01/45(a)(b)	$585	$610,436
Chesapeake Bay Bridge & Tunnel District Series 2016 5.00%, 7/01/46	4,000	4,538,680
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 1/01/43(a)	1,600	1,641,600
City of Newport News VA Series 2014A 5.00%, 7/15/30-7/15/32	2,000	2,306,200
City of Richmond VA Public Utility Revenue Series 2013A 5.00%, 1/15/29	1,970	2,201,160
Series 2016 5.00%, 1/15/30-1/15/34	9,000	10,715,150
City of Suffolk VA Series 2010 5.00%, 8/01/22	1,870	1,946,801
Series 2010A 5.00%, 8/01/22 (Pre-refunded/ETM)(a)	210	218,429
Series 2011 5.00%, 2/01/26 (Pre-refunded/ETM)	950	1,006,012
County of Henrico VA Series 2010 5.00%, 7/15/24(c)	6,600	6,860,040
Culpeper County Economic Development Authority (County of Culpeper VA Lease) Series 2014 4.00%, 6/01/29	2,955	3,243,792
Dullles Town Center Community Development Authority Series 2012 4.25%, 3/01/26(a)	1,000	1,010,780

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PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Fairfax County Economic Development Authority (County of Fairfax VA Lease) Series 2014A 5.00%, 10/01/34	$1,000	$1,152,810
Fairfax County Economic Development Authority (Fairfax County EDA Transportation Impt Dist) Series 2016 4.00%, 4/01/35	2,000	2,199,460
Fairfax County Economic Development Authority (Goodwin House, Inc.) Series 2016 5.00%, 10/01/36-10/01/42	3,200	3,548,400
Fairfax County Industrial Development Authority (Inova Health System Obligated Group) Series 2014A 5.00%, 5/15/44	2,000	2,226,420
Series 2018A 4.00%, 5/15/48	1,500	1,624,020
Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 6/15/30-6/15/31	5,000	5,863,080
Hampton Roads Sanitation District Series 2017A 5.00%, 10/01/33	3,550	4,343,744
Hampton Roads Transportation Accountability Commission Series 2018A 5.00%, 7/01/35	4,000	4,913,800
Hanover County Economic Development Authority (Covenant Woods) Series 2012A 5.00%, 7/01/42(a)	2,000	2,069,560
Henrico County Economic Development Authority Series 2013 5.00%, 11/01/30 (Pre-refunded/ETM)	2,000	2,223,960

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PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Henrico County Economic Development Authority (LifeSpire of Virginia Obligated Group) Series 2017C 5.00%, 12/01/37(a)	$765	$851,040
Lexington Industrial Development Authority (Kendal at Lexington) Series 2016 4.00%, 1/01/31	1,500	1,579,095
Loudoun County Sanitation Authority Series 2010 5.00%, 1/01/29	3,820	3,896,209
Lynchburg Economic Development Authority (Centra Health Obligated Group) Series 2017A 5.00%, 1/01/47	1,750	2,024,137
Mosaic District Community Development Authority Series 2011A 6.875%, 3/01/36(a)	250	265,515
Newport News Redevelopment & Housing Authority (Walker-Newport News LP) Series 2002A 5.55%, 9/20/34	1,880	1,884,343
5.65%, 3/20/44	1,660	1,667,105
Norfolk Economic Development Authority Series 2013 5.00%, 11/01/29 (Pre-refunded/ETM)	2,200	2,442,484
Peninsula Town Center Community Development Authority Series 2018 5.00%, 9/01/37(a)(b)	510	549,561
Richmond Redevelopment & Housing Authority (American Tobacco Holdings LLC) Series 2017 5.55%, 1/01/37(a)(b)	1,000	1,041,960
Roanoke County Economic Development Authority (City of Roanoke VA Lease) Series 2015 5.00%, 10/15/35	1,750	2,071,440

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PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Roanoke Economic Development Authority (Carilion Clinic Obligated Group) AGM Series 2005C 5.00%, 7/01/27	$3,000	$3,096,810
Roanoke Economic Development Authority (Lynchburg College) Series 2018A 5.00%, 9/01/33-9/01/43	3,660	4,201,032
Suffolk Economic Development Authority (United Church Homes & Services Obligated Group) Series 2016 5.00%, 9/01/31(a)	1,000	1,096,990
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 6/01/47	2,400	2,365,032
Town of Leesburg VA Series 2011A 5.00%, 1/15/24	1,645	1,738,189
Virginia College Building Authority (Liberty University, Inc.) Series 2010 5.25%, 3/01/29	5,000	5,135,750
Virginia College Building Authority (Marymount University) Series 2015A 5.00%, 7/01/30(b)	1,615	1,741,002
Virginia College Building Authority (Roanoke College) Series 2007 5.00%, 4/01/23	1,000	1,002,660
Virginia Commonwealth University Health System Authority Series 2011 5.00%, 7/01/27 (Pre-refunded/ETM)	1,000	1,072,300
Virginia Commonwealth University Health System Authority (Virginia Commonwealth University Health System Authority Obligated Group) Series 2017B 5.00%, 7/01/46	2,000	2,345,660
Virginia Port Authority Series 2016B 5.00%, 7/01/35-7/01/36	6,160	7,141,602

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PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Virginia Resources Authority Series 2011B 5.00%, 11/01/26 (Pre-refunded/ETM)(a)	$2,260	$2,449,185
5.00%, 11/01/26	2,740	2,986,162
Series 2016C 4.00%, 11/01/34	2,000	2,227,880
Virginia Resources Authority (Virginia Resources Authority SRF) Series 2013 5.00%, 10/01/25	4,000	4,627,240
Virginia Small Business Financing Authority (Covanta Holding Corp.) Series 2018 5.00%, 1/01/48(b)	1,000	1,043,340
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.25%, 1/01/32	2,500	2,706,075
5.50%, 1/01/42	1,000	1,083,920
Virginia Small Business Financing Authority (Hampton University) Series 2014 5.25%, 10/01/29	4,125	4,817,876
Virginia Small Business Financing Authority (I-66 Express Mobility Partners LLC) 5.00%, 12/31/49	430	479,807
Series 2017 5.00%, 12/31/52	3,350	3,730,526
Winchester Economic Development Authority (Valley Health Obligated Group) Series 2015 5.00%, 1/01/34-1/01/35	3,500	4,036,990

		145,863,251

Alabama – 0.1%
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 5/01/44(a)(b)	225	247,214

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 9/01/38(b)	455	480,712

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PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Arizona – 2.5%
Arizona Sports & Tourism Authority Series 2012A 5.00%, 7/01/29	$3,945	$4,223,951
Maricopa County Industrial Development Authority (Benjamin Franklin Charter School Ltd.) Series 2018A 6.00%, 7/01/52(b)	200	224,358
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	705	912,080

		5,360,389

California – 0.3%
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008A 5.50%, 8/15/23	660	662,066

District of Columbia – 8.5%
Metropolitan Washington Airports Authority Series 2012A 5.00%, 10/01/30	1,000	1,100,870
Series 2016A 5.00%, 10/01/35	1,200	1,402,428
Series 2018A 5.00%, 10/01/36	3,000	3,603,270
Metropolitan Washington Airports Authority (Dulles Toll Road) Series 2010B 6.50%, 10/01/44	4,300	5,671,055
Washington Metropolitan Area Transit Authority Series 2017A 5.00%, 7/01/31-7/01/32	5,095	6,225,868

		18,003,491

Florida – 1.0%
Capital Trust Agency, Inc. (Provision Cares Proton Therapy Center – Orlando) Series 2018A 7.50%, 6/01/48(a)(b)	100	107,554
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.50%, 1/01/49(a)(b)	415	417,336

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PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Pinellas County Educational Facilities Authority (Barry University, Inc.) Series 2012 5.00%, 10/01/27	$400	$425,976
5.25%, 10/01/30	1,000	1,066,620

		2,017,486

Guam – 0.9%
Guam Power Authority Series 2017A 5.00%, 10/01/36	1,630	1,842,666

Illinois – 1.1%
Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	2,200	2,370,214

Michigan – 0.8%
City of Detroit MI 5.00%, 4/01/36	85	92,724
Michigan Public Power Agency Series 2012A 5.00%, 1/01/32	1,575	1,667,484

		1,760,208

Minnesota – 0.6%
Western Minnesota Municipal Power Agency Series 2015A 5.00%, 1/01/34	1,000	1,178,830

Nevada – 0.0%
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018C Zero Coupon, 7/01/58(a)(b)	500	65,030

New York – 1.1%
Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/29 (Pre-refunded/ETM)	1,010	1,100,486
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	1,090	1,165,232

		2,265,718

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PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North Carolina – 0.5%
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.70%, 7/01/37(a)	$1,000	$1,034,120

Ohio – 0.3%
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(a)	600	600,000

Puerto Rico – 2.1%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/31	235	257,962
NATL Series 2007V 5.25%, 7/01/35	100	107,918
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	220	236,463
AGC Series 2007N 5.25%, 7/01/34-7/01/36	415	454,001
NATL Series 2005L 5.25%, 7/01/35	110	118,246
NATL Series 2007N 5.25%, 7/01/32	100	108,381
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/20	1,580	1,609,988
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	615	614,231
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 7/01/25	100	111,255

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PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/29(a)	$223	$152,757
Series 2019A 5.00%, 7/01/58(a)	550	546,727

		4,317,929

South Carolina – 0.1%
South Carolina Public Service Authority Series 2014A 5.00%, 12/01/49	205	226,837

Tennessee – 0.1%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/35(a)(b)	295	302,219

Texas – 2.9%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(b)	520	556,447
North Texas Tollway Authority (North Texas Tollway System) Series 2015B 5.00%, 1/01/34	1,300	1,495,429
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015B 5.00%, 11/15/36	1,150	1,149,966
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	1,110	1,170,883
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	555	571,028

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PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 6/30/43	$1,000	$1,163,410

		6,107,163

Washington – 0.6%
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 1/01/44	650	738,368
Washington Higher Education Facilities Authority (Whitworth University) Series 2012 5.00%, 10/01/32	400	425,872

		1,164,240

Wisconsin – 2.1%
Wisconsin Health & Educational Facilities Authority Series 2012C 5.00%, 8/15/32 (Pre-refunded/ETM)(a)	2,700	2,992,977
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	1,000	1,106,970
Wisconsin Public Finance Authority (Maryland Proton Treatment Center LLC) Series 2018A-1 6.375%, 1/01/48(a)(b)	265	282,993

		4,382,940

Total Municipal Obligations (cost $189,808,858)		200,252,723

	Shares
SHORT-TERM INVESTMENTS – 4.0%
Investment Companies – 4.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(d)(e)(f) (cost $8,466,942)	8,466,942	8,466,942

Total Investments – 99.0% (cost $198,275,800)		208,719,665
Other assets less liabilities – 1.0%		2,119,226

Net Assets – 100.0%		$210,838,891

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PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	1,000	4/16/49	3 Month LIBOR	2.746%	Quarterly/ Semi- Annual	$92,626	$—	$92,626

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	5,775	8/31/20	2.235%	CPI	#	Maturity	$(70,586)
Barclays Bank PLC	USD	5,776	9/04/20	2.248%	CPI	#	Maturity	(70,983)
Barclays Bank PLC	USD	6,633	9/20/20	2.263%	CPI	#	Maturity	(81,800)
Barclays Bank PLC	USD	6,159	10/15/20	2.208%	CPI	#	Maturity	(67,173)
Barclays Bank PLC	USD	3,397	10/15/20	2.210%	CPI	#	Maturity	(37,219)
Citibank, NA	USD	4,480	10/17/20	2.220%	CPI	#	Maturity	(49,581)
JPMorgan Chase Bank, NA	USD	5,919	8/30/20	2.210%	CPI	#	Maturity	(69,087)
JPMorgan Chase Bank, NA	USD	6,720	7/15/24	2.165%	CPI	#	Maturity	(73,038)

								$(519,467)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2019, the aggregate market value of these securities amounted to $7,670,162 or 3.6% of net assets.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.2% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

EDA – Economic Development Agency

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

May 31, 2019

	AB Arizona		AB Massachusetts
Assets
Investments in securities, at value
Unaffiliated issuers (cost $107,616,963 and $205,979,275, respectively)	$113,375,455		$216,912,889
Affiliated issuers (cost $2,399,348 and $630,316, respectively)	2,399,348		630,316
Cash collateral due from broker	250,000		111,917
Interest receivable	2,067,086		3,069,193
Receivable for shares of beneficial interest sold	40,624		200,047
Affiliated dividends receivable	4,451		3,727
Receivable for variation margin on centrally cleared swaps	– 0	–	26,478

Total assets	118,136,964		220,954,567

Liabilities
Unrealized depreciation on inflation swaps	293,568		542,980
Payable for shares of beneficial interest redeemed	219,522		249,140
Distribution fee payable	32,615		51,922
Administrative fee payable	29,641		29,445
Advisory fee payable	16,242		51,902
Dividends payable	7,250		102,245
Trustees’ fees payable	5,683		5,683
Transfer Agent fee payable	1,566		2,556
Payable for investment securities purchased	– 0	–	5,603,666
Accrued expenses	60,870		67,798

Total liabilities	666,957		6,707,337

Net Assets	$117,470,007		$214,247,230

Composition of Net Assets
Shares of beneficial interest, at par	$104,708		$190,044
Additional paid-in capital	112,674,453		202,718,463
Distributable earnings	4,690,846		11,338,723

	$117,470,007		$214,247,230

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

AB Arizona Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$105,254,412	9,380,467	$11.22	*

Class B	$4,942	441.14	$11.20

Class C	$12,210,653	1,089,842	$11.20

AB Massachusetts Portfolio

Class A	$126,954,937	11,256,671	$11.28	*

Class B	$31,844	2,829	$11.26

Class C	$29,381,637	2,609,860	$11.26

Advisor Class	$57,878,812	5,135,011	$11.27

*	The maximum offering price per share for Class A of AB Arizona Portfolio and AB Massachusetts Portfolio were $11.57 and $11.63, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

	AB Minnesota		AB New Jersey
Assets
Investments in securities, at value
Unaffiliated issuers (cost $53,416,601 and $83,009,339, respectively)	$56,430,894		$89,487,049
Affiliated issuers (cost $766,183 and $0, respectively)	766,183		– 0	–
Cash collateral due from broker	261,087		34,352
Interest receivable	736,366		1,362,757
Receivable due from Adviser	5,615		– 0	–
Receivable for variation margin on centrally cleared swaps	4,149		7,212
Receivable for shares of beneficial interest sold	2,248		40,389
Affiliated dividends receivable	787		6

Total assets	58,207,329		90,931,765

Liabilities
Due to custodian	– 0	–	169,104
Unrealized depreciation on inflation swaps	147,103		243,380
Payable for shares of beneficial interest redeemed	46,176		105,153
Audit and tax fee payable	29,914		29,914
Administrative fee payable	29,445		29,445
Legal fee payable	18,846		18,846
Distribution fee payable	16,126		25,787
Trustees’ fees payable	5,683		5,683
Dividends payable	2,928		28,093
Transfer Agent fee payable	1,635		1,485
Advisory fee payable	– 0	–	5,057
Accrued expenses	14,045		17,054

Total liabilities	311,901		679,001

Net Assets	$57,895,428		$90,252,764

Composition of Net Assets
Shares of beneficial interest, at par	$56,019		$91,716
Additional paid-in capital	54,360,544		85,384,241
Distributable earnings	3,478,865		4,776,807

	$57,895,428		$90,252,764

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

AB Minnesota Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$51,638,089	4,997,048	$10.33	*

Class B	$30,827	2,980	$10.34

Class C	$6,226,512	601,873	$10.35

AB New Jersey Portfolio

Class A	$79,994,582	8,129,660	$9.84	*

Class B	$13,524	1,374	$9.84

Class C	$10,244,658	1,040,521	$9.85

*	The maximum offering price per share for Class A of AB Minnesota Portfolio and AB New Jersey Portfolio were $10.65 and $10.14, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

	AB Ohio		AB Pennsylvania
Assets
Investments in securities, at value
Unaffiliated issuers (cost $78,035,922 and $76,231,547, respectively)	$82,146,564		$80,671,866
Affiliated issuers (cost $203,899 and $0, respectively)	203,899		– 0	–
Cash collateral due from broker	38,646		– 0	–
Interest receivable	1,423,171		1,224,294
Receivable for shares of beneficial interest sold	228,879		32,346
Receivable for investment securities sold	10,000		– 0	–
Receivable for variation margin on centrally cleared swaps	8,114		– 0	–
Affiliated dividends receivable	13		125

Total assets	84,059,286		81,928,631

Liabilities
Due to custodian	– 0	–	173,988
Unrealized depreciation on inflation swaps	214,893		209,893
Payable for shares of beneficial interest redeemed	101,373		177,092
Audit and tax fee payable	29,914		28,028
Administrative fee payable	29,641		29,863
Distribution fee payable	22,805		21,465
Dividends payable	9,749		12,432
Trustees’ fees payable	5,683		5,683
Transfer Agent fee payable	1,452		1,516
Advisory fee payable	289		5,963
Accrued expenses	35,828		35,197

Total liabilities	451,627		701,120

Net Assets	$83,607,659		$81,227,511

Composition of Net Assets
Shares of beneficial interest, at par	$83,502		$76,977
Additional paid-in capital	83,554,102		77,320,997
Distributable earnings (accumulated loss)	(29,945)		3,829,537

	$83,607,659		$81,227,511

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

AB Ohio Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$75,541,715	7,544,255	$10.01	*

Class B	$26,183	2,616.97	$10.01

Class C	$8,039,761	803,322	$10.01

AB Pennsylvania Portfolio

Class A	$74,495,859	7,059,998	$10.55	*

Class B	$20,479	1,940	$10.56

Class C	$6,711,173	635,777	$10.56

*	The maximum offering price per share for Class A of AB Ohio Portfolio and AB Pennsylvania Portfolio were $10.32 and $10.88, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

AB Virginia
Assets
Investments in securities, at value
Unaffiliated issuers (cost $189,808,858)	$200,252,723
Affiliated issuers (cost $8,466,942)	8,466,942
Cash collateral due from broker	85,878
Interest receivable	2,911,555
Receivable for shares of beneficial interest sold	231,023
Receivable for variation margin on centrally cleared swaps	18,031
Affiliated dividends receivable	13,105

Total assets	211,979,257

Liabilities
Unrealized depreciation on inflation swaps	519,467
Payable for shares of beneficial interest redeemed	337,453
Dividends payable	69,639
Advisory fee payable	55,292
Distribution fee payable	50,578
Administrative fee payable	29,863
Trustees’ fees payable	5,683
Transfer Agent fee payable	2,393
Accrued expenses	69,998

Total liabilities	1,140,366

Net Assets	$210,838,891

Composition of Net Assets
Shares of beneficial interest, at par	$188,441
Additional paid-in capital	201,547,400
Distributable earnings	9,103,050

$210,838,891

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

AB Virginia Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$127,353,203	11,379,496	$11.19	*

Class B	$49,038	4,389	$11.17

Class C	$27,758,775	2,486,989	$11.16

Advisor Class	$55,677,875	4,973,274	$11.20

*	The maximum offering price per share for Class A of AB Virginia Portfolio was $11.54, which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended May 31, 2019

	AB Arizona		AB Massachusetts
Investment Income
Interest	$4,203,318		$8,002,500
Dividends – Affiliated issuers	35,144		27,885

Total income	4,238,462		8,030,385

Expenses
Advisory fee (see Note B)	517,854		969,350
Distribution fee – Class A	253,204		327,172
Distribution fee – Class B	60		489
Distribution fee – Class C	137,911		326,175
Transfer agency – Class A	38,370		43,469
Transfer agency – Class B	17		38
Transfer agency – Class C	5,348		11,389
Transfer agency – Advisor Class	– 0	–	17,124
Custodian	81,374		94,986
Administrative	68,530		68,187
Legal	50,956		51,245
Audit and tax	46,791		50,044
Trustees’ fees	23,671		23,671
Printing	11,723		16,728
Registration fees	9,258		11,677
Miscellaneous	11,605		17,643

Total expenses before bank overdraft expense	1,256,672		2,029,387
Bank overdraft expense	6,680		17,927

Total expenses	1,263,352		2,047,314
Less: expenses waived and reimbursed by the Adviser (see Note B)	(257,354)		(256,960)

Net expenses	1,005,998		1,790,354

Net investment income	3,232,464		6,240,031

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	77,916		420,802
Swaps	(25,343)		(434,850)
Net change in unrealized appreciation/depreciation of:
Investments	2,605,997		3,440,958
Swaps	(293,568)		(33,850)

Net gain on investment transactions	2,365,002		3,393,060

Net Increase in Net Assets from Operations	$5,597,466		$9,633,091

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

	AB Minnesota	AB New Jersey
Investment Income
Interest	$2,132,369	$3,980,259
Dividends – Affiliated issuers	14,956	12,372

Total income	2,147,325	3,992,631

Expenses
Advisory fee (see Note B)	268,484	441,288
Distribution fee – Class A	131,717	215,999
Distribution fee – Class B	305	635
Distribution fee – Class C	69,457	116,011
Transfer agency – Class A	33,407	39,388
Transfer agency – Class B	34	64
Transfer agency – Class C	4,729	5,398
Custodian	74,769	80,217
Administrative	68,599	67,189
Legal	50,832	50,924
Audit and tax	50,044	50,044
Trustees’ fees	23,671	23,671
Printing	13,653	16,684
Registration fees	2,493	3,376
Miscellaneous	9,111	11,065

Total expenses before bank overdraft expense	801,305	1,121,953
Bank overdraft expense	9,983	17,759

Total expenses	811,288	1,139,712
Less: expenses waived and reimbursed by the Adviser (see Note B)	(242,661)	(231,202)

Net expenses	568,627	908,510

Net investment income	1,578,698	3,084,121

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	395,757	795,835
Swaps	(461,105)	63,029
Net change in unrealized appreciation/depreciation of:
Investments	673,165	1,249,039
Swaps	542,802	(240,787)

Net gain on investment transactions	1,150,619	1,867,116

Net Increase in Net Assets from Operations	$2,729,317	$4,951,237

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

	AB Ohio	AB Pennsylvania
Investment Income
Interest	$3,184,571	$3,279,002
Dividends – Affiliated issuers	3,938	8,916

Total income	3,188,509	3,287,918

Expenses
Advisory fee (see Note B)	386,160	376,735
Distribution fee – Class A	189,756	190,691
Distribution fee – Class B	255	297
Distribution fee – Class C	98,854	74,129
Transfer agency – Class A	40,183	42,125
Transfer agency – Class B	29	55
Transfer agency – Class C	5,366	4,214
Custodian	77,808	78,408
Administrative	67,385	71,134
Legal	50,963	50,889
Audit and tax	50,044	46,791
Trustees’ fees	23,671	23,671
Printing	15,393	15,293
Registration fees	2,315	3,587
Miscellaneous	10,340	10,156

Total expenses before bank overdraft expense	1,018,522	988,175
Bank overdraft expense	11,674	9,217

Total expenses	1,030,196	997,392
Less: expenses waived and reimbursed by the Adviser (see Note B)	(257,967)	(221,486)

Net expenses	772,229	775,906

Net investment income	2,416,280	2,512,012

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	766,827	231,588
Swaps	(8,253)	(6,857)
Net change in unrealized appreciation/depreciation of:
Investments	882,536	1,433,255
Swaps	(173,211)	(209,893)

Net gain on investment transactions	1,467,899	1,448,093

Net Increase in Net Assets from Operations	$3,884,179	$3,960,105

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

AB Virginia
Investment Income
Interest	$7,628,703
Dividends – Affiliated issuers	28,389

Total income	7,657,092

Expenses
Advisory fee (see Note B)	931,025
Distribution fee – Class A	330,910
Distribution fee – Class B	525
Distribution fee – Class C	310,460
Transfer agency – Class A	46,788
Transfer agency – Class B	46
Transfer agency – Class C	11,360
Transfer agency – Advisor Class	15,298
Custodian	94,621
Administrative	71,024
Legal	51,154
Audit and tax	48,677
Trustees’ fees	23,671
Printing	19,698
Registration fees	5,977
Miscellaneous	17,116

Total expenses before bank overdraft expense	1,978,350
Bank overdraft expense	17,328

Total expenses	1,995,678
Less: expenses waived and reimbursed by the Adviser (see Note B)	(200,034)

Net expenses	1,795,644

Net investment income	5,861,448

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	1,061,468
Swaps	(26,424)
Net change in unrealized appreciation/depreciation of:
Investments	3,040,199
Swaps	(426,841)

Net gain on investment transactions	3,648,402

Net Increase in Net Assets from Operations	$9,509,850

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	AB Arizona
	Year Ended May 31, 2019	Year Ended May 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,232,464	$3,417,290
Net realized gain on investment transactions	52,573	226,585
Net change in unrealized appreciation/depreciation of investments	2,312,429	(2,223,743)

Net increase in net assets from operations	5,597,466	1,420,132
Distributions to Shareholders
Class A	(2,935,072)	(3,004,774)
Class B	(128)	(2,262)
Class C	(297,066)	(402,076)
Transactions in Shares of Beneficial Interest
Net decrease	(3,176,651)	(5,095,592)

Total decrease	(811,451)	(7,084,572)
Net Assets
Beginning of period	118,281,458	125,366,030

End of period	$117,470,007	$118,281,458

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB Massachusetts
	Year Ended May 31, 2019	Year Ended May 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,240,031	$6,821,974
Net realized gain (loss) on investment transactions	(14,048)	282,577
Net change in unrealized appreciation/depreciation of investments	3,407,108	(5,482,982)

Net increase in net assets from operations	9,633,091	1,621,569
Distributions to Shareholders*
Class A	(3,870,706)	(4,667,002)
Class B	(1,076)	(1,905)
Class C	(721,707)	(955,065)
Advisor Class	(1,664,726)	(1,618,410)
Transactions in Shares of Beneficial Interest
Net decrease	(17,829,060)	(17,465,735)

Total decrease	(14,454,184)	(23,086,548)
Net Assets
Beginning of period	228,701,414	251,787,962

End of period	$214,247,230	$228,701,414

*

The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note I, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB Minnesota
	Year Ended May 31, 2019	Year Ended May 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,578,698	$2,018,368
Net realized gain (loss) on investment transactions	(65,348)	225,707
Net change in unrealized appreciation/depreciation of investments	1,215,967	(1,804,056)

Net increase in net assets from operations	2,729,317	440,019
Distributions to Shareholders*
Class A	(1,442,605)	(1,866,933)
Class B	(605)	(621)
Class C	(137,848)	(205,642)
Transactions in Shares of Beneficial Interest
Net decrease	(12,443,579)	(7,811,828)

Total decrease	(11,295,320)	(9,445,005)
Net Assets
Beginning of period	69,190,748	78,635,753

End of period	$57,895,428	$69,190,748

*

The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note I, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB New Jersey
	Year Ended May 31, 2019	Year Ended May 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,084,121	$3,389,628
Net realized gain on investment transactions	858,864	843,740
Net change in unrealized appreciation/depreciation of investments	1,008,252	(2,574,569)

Net increase in net assets from operations	4,951,237	1,658,799
Distributions to Shareholders
Class A	(2,794,966)	(3,007,796)
Class B	(1,566)	(4,567)
Class C	(287,753)	(377,279)
Transactions in Shares of Beneficial Interest
Net decrease	(19,317,191)	(542,917)

Total decrease	(17,450,239)	(2,273,760)
Net Assets
Beginning of period	107,703,003	109,976,763

End of period	$90,252,764	$107,703,003

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB Ohio
	Year Ended May 31, 2019	Year Ended May 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,416,280	$2,559,550
Net realized gain on investment transactions	758,574	551,534
Net change in unrealized appreciation/depreciation of investments	709,325	(2,654,929)

Net increase in net assets from operations	3,884,179	456,155
Distributions to Shareholders
Class A	(2,203,026)	(2,280,176)
Class B	(551)	(528)
Class C	(212,675)	(259,209)
Transactions in Shares of Beneficial Interest
Net decrease	(9,620,211)	(3,299,860)

Total decrease	(8,152,284)	(5,383,618)
Net Assets
Beginning of period	91,759,943	97,143,561

End of period	$83,607,659	$91,759,943

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB Pennsylvania
	Year Ended May 31, 2019	Year Ended May 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,512,012	$2,579,075
Net realized gain on investment transactions	224,731	949,508
Net change in unrealized appreciation/depreciation of investments	1,223,362	(2,571,613)

Net increase in net assets from operations	3,960,105	956,970
Distributions to Shareholders
Class A	(2,339,787)	(2,357,900)
Class B	(688)	(1,024)
Class C	(171,487)	(221,493)
Transactions in Shares of Beneficial Interest
Net decrease	(9,607,658)	(3,908,101)

Total decrease	(8,159,515)	(5,531,548)
Net Assets
Beginning of period	89,387,026	94,918,574

End of period	$81,227,511	$89,387,026

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB Virginia
	Year Ended May 31, 2019	Year Ended May 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,861,448	$6,225,693
Net realized gain on investment transactions	1,035,044	1,427,877
Net change in unrealized appreciation/depreciation of investments	2,613,358	(5,530,672)

Net increase in net assets from operations	9,509,850	2,122,898
Distributions to Shareholders
Class A	(3,829,344)	(4,288,994)
Class B	(1,129)	(1,618)
Class C	(668,118)	(860,696)
Advisor Class	(1,362,758)	(1,176,991)
Transactions in Shares of Beneficial Interest
Net decrease	(9,306,045)	(9,199,000)

Total decrease	(5,657,544)	(13,404,401)
Net Assets
Beginning of period	216,496,435	229,900,836

End of period	$210,838,891	$216,496,435

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2019

NOTE A

Significant Accounting Policies

AB Municipal Income Fund II (the “Fund”) which is a Massachusetts Business Trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund operates as a series company currently comprised of seven portfolios: AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio offers Class A, Class B and Class C shares. Class T shares and Class Z shares have been authorized but currently are not offered. AB Massachusetts Portfolio and AB Virginia Portfolio offer Advisor Class shares. Advisor Class shares for AB Arizona Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio and AB Pennsylvania Portfolio have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. All five classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses

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NOTES TO FINANCIAL STATEMENTS (continued)

during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major

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NOTES TO FINANCIAL STATEMENTS (continued)

broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

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•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of May 31, 2019:

AB Arizona Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$106,569,630		$6,805,825		$113,375,455
Short-Term Investments		2,399,348		– 0	–	– 0	–	2,399,348

Total Investments in Securities		2,399,348		106,569,630		6,805,825		115,774,803

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Investments in Securities:	Level 1			Level 2		Level 3		Total
Other Financial Instruments(a):
Assets	$	– 0	–	$ – 0	–	$ – 0	–	$ – 0	–
Liabilities:
Inflation (CPI) Swaps		– 0	–	(293,568)		– 0	–	(293,568)

Total		$2,399,348		$106,276,062		$6,805,825		$115,481,235

AB Massachusetts Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$210,956,394		$5,956,495		$216,912,889
Short-Term Investments		630,316		– 0	–	– 0	–	630,316

Total Investments in Securities		630,316		210,956,394		5,956,495		217,543,205
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	5,105,930		– 0	–	5,105,930	(b)
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(4,001,472)		– 0	–	(4,001,472	)(b)
Inflation (CPI) Swaps		– 0	–	(542,980)		– 0	–	(542,980)

Total		$630,316		$211,517,872		$5,956,495		$218,104,683

AB Minnesota Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$54,719,056		$1,711,838		$56,430,894
Short-Term Investments		766,183		– 0	–	– 0	–	766,183

Total Investments in Securities		766,183		54,719,056		1,711,838		57,197,077

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Investments in Securities:	Level 1			Level 2		Level 3		Total
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps	$	– 0	–	$3,520,351		$ – 0	–	$3,520,351	(b)
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(2,804,460)		– 0	–	(2,804,460	)(b)
Inflation (CPI) Swaps		– 0	–	(147,103)		– 0	–	(147,103)

Total		$766,183		$55,287,844		$1,711,838		$57,765,865

AB New Jersey Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$83,317,249		$6,169,800		$89,487,049

Total Investments in Securities		– 0	–	83,317,249		6,169,800		89,487,049
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	37,051		– 0	–	37,051	(b)
Liabilities:
Inflation (CPI) Swaps		– 0	–	(243,380)		– 0	–	(243,380)

Total	$	– 0	–	$83,110,920		$6,169,800		$89,280,720

AB Ohio Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$77,424,118		$4,722,446		$82,146,564
Short-Term Investments		203,899		– 0	–	– 0	–	203,899

Total Investments in Securities		203,899		77,424,118		4,722,446		82,350,463
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	41,682		– 0	–	41,682	(b)
Liabilities:
Inflation (CPI) Swaps		– 0	–	(214,893)		– 0	–	(214,893)

Total		$203,899		$77,250,907		$4,722,446		$82,177,252

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AB Pennysylvania Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long- Term Municipal Bonds	$	– 0	–	$74,605,634		$6,066,232		$80,671,866

Total Investments in Securities		– 0	–	74,605,634		6,066,232		80,671,866
Other Financial Instruments(a):
Assets		– 0	–	– 0	–	– 0	–	– 0	–
Liabilities:
Inflation (CPI) Swaps		– 0	–	(209,893)		– 0	–	(209,893)

Total	$	– 0	–	$74,395,741		$6,066,232		$80,461,973

AB Virginia Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$181,698,740		$18,553,983		$200,252,723
Short-Term Investments		8,466,942		– 0	–	– 0	–	8,466,942

Total Investments in Securities		8,466,942		181,698,740		18,553,983		208,719,665
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	92,626		– 0	–	92,626	(b)
Liabilities:
Inflation (CPI) Swaps		– 0	–	(519,467)		– 0	–	(519,467)

Total		$8,466,942		$181,271,899		$18,553,983		$208,292,824

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

AB Arizona Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/18	$6,695,749		$6,695,749
Accrued discounts/(premiums)	(981)		(981)
Realized gain (loss)	(10,028)		(10,028)
Change in unrealized appreciation/depreciation	136,493		136,493
Purchases	1,701,263		1,701,263
Sales	(1,716,671)		(1,716,671)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/19	$6,805,825		$6,805,825

Net change in unrealized appreciation/depreciation from investments held as of 5/31/19(a)	$136,151		$136,151

AB Massachusetts Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/18	$1,977,387		$1,977,387
Accrued discounts/(premiums)	2,544		2,544
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	96,284		96,284
Purchases	2,881,351		2,881,351
Sales	(50,000)		(50,000)
Transfers in to Level 3	1,048,929		1,048,929	(b)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/19	$5,956,495		$5,956,495

Net change in unrealized appreciation/depreciation from investments held as of 5/31/19(a)	$96,284		$96,284

AB Minnesota Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/18	$639,475		$639,475
Accrued discounts/(premiums)	(753)		(753)
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	15,870		15,870
Purchases	350,998		350,998
Sales	– 0	–	– 0	–
Transfers in to Level 3	706,248		706,248	(c)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/19	$1,711,838		$1,711,838

Net change in unrealized appreciation/depreciation from investments held as of 5/31/19(a)	$15,870		$15,870

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AB New Jersey Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/18	$7,229,273		$7,229,273
Accrued discounts/(premiums)	(8,576)		(8,576)
Realized gain (loss)	227,661		227,661
Change in unrealized appreciation/depreciation	(71,990)		(71,990)
Purchases	2,384,668		2,384,668
Sales	(3,591,236)		(3,591,236)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/19	$6,169,800		$6,169,800

Net change in unrealized appreciation/depreciation from investments held as of 5/31/19(a)	$205,378		$205,378

AB Ohio Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/18	$3,362,306		$3,362,306
Accrued discounts/(premiums)	(162)		(162)
Realized gain (loss)	12,636		12,636
Change in unrealized appreciation/depreciation	104,322		104,322
Purchases	1,533,306		1,533,306
Sales	(289,962)		(289,962)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/19	$4,722,446		$4,722,446

Net change in unrealized appreciation/depreciation from investments held as of 5/31/19(a)	$118,487		$118,487

AB Pennsylvania Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/18	$4,859,378		$4,859,378
Accrued discounts/(premiums)	508		508
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	88,665		88,665
Purchases	1,247,681		1,247,681
Sales	(130,000)		(130,000)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/19	$6,066,232		$6,066,232

Net change in unrealized appreciation/depreciation from investments held as of 5/31/19(a)	$89,010		$89,010

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AB Virginia Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/18	$22,746,204		$22,746,204
Accrued discounts/(premiums)	(122,407)		(122,407)
Realized gain (loss)	87,950		87,950
Change in unrealized appreciation/depreciation	41,918		41,918
Purchases	2,822,829		2,822,829
Sales	(7,022,511)		(7,022,511)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/19	$18,553,983		$18,553,983

Net change in unrealized appreciation/depreciation from investments held as of 5/31/19(a)	$232,510		$232,510

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

(c)	An amount of $706,248 was transferred out of Level 2 into Level 3 as these securities were not rated by third party vendor during the reporting period.

As of May 31, 2019, all Level 3 securities were priced by third party vendors.

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue and market discounts as adjustments to interest income.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to the Portfolios or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, each Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of each Portfolio’s average daily net assets. Such fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis (the “Expense Caps”) as follows:

Portfolio	Class A	Class B	Class C	Advisor Class
AB Arizona	.78%	1.53%	1.53%	N/A
AB Massachusetts	.77%	1.52%	1.52%	.52%
AB Minnesota	.85%	1.60%	1.60%	N/A
AB New Jersey	.82%	1.57%	1.57%	N/A
AB Ohio	.80%	1.55%	1.55%	N/A
AB Pennsylvania	.85%	1.60%	1.60%	N/A
AB Virginia	.80%	1.55%	1.55%	.55%

The Expense Caps will extend through September 28, 2019 and then may be extended by the Adviser for additional one year terms. For the year ended May 31, 2019, such reimbursements/waivers amounted to $255,580, $255,414, $241,848, $230,343, $257,683, $220,744 and $198,535 for AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio, respectively.

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NOTES TO FINANCIAL STATEMENTS (continued)

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First and Second Quarters of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 40.1% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control

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Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the November 14, 2018, December 11, 2018 and April 24, 2019 adjourned shareholder meetings, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the year ended May 31, 2019, the reimbursement for such services amounted to $68,530, $68,187, $68,599, $67,189, $67,385, $71,134 and $71,024 for AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio, respectively.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended May 31, 2019, such compensation retained by ABIS amounted to: $18,218, $25,999, $18,179, $18,096, $18,187, $18,167 and $25,697 for AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the year ended May 31, 2019, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A		Class B			Class C
AB Arizona	$ – 0	–	$640		$	– 0	–	$537
AB Massachusetts	– 0	–	2,145			– 0	–	439
AB Minnesota	73		182			– 0	–	169
AB New Jersey	113		– 0	–		– 0	–	38
AB Ohio	– 0	–	– 0	–		– 0	–	751
AB Pennsylvania	63		129			9		512
AB Virginia	4		– 0	–		– 0	–	2,471

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NOTES TO FINANCIAL STATEMENTS (continued)

The Portfolios may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the year ended May 31, 2019, such waiver amounted to:

Portfolio	Amount	Portfolio	Amount
Arizona	$1,774	Ohio	$284
Massachusetts	1,546	Pennsylvania	742
Minnesota	813	Virginia	1,499
New Jersey	859

A summary of the Portfolio’s transactions in the Government Money Market Portfolio for the year ended May 31, 2019 is as follows:

Portfolio	Market Value 5/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/19 (000)		Dividend Income (000)
AB Arizona	$237	$24,400	$22,238	$2,399		$35
AB Massachusetts	863	34,465	34,698	630		28
AB Minnesota	720	14,490	14,444	766		15
AB New Jersey	113	12,352	12,465	– 0	–	12
AB Ohio	288	6,068	6,152	204		4
AB Pennsylvania	4,664	10,344	15,008	– 0	–	9
AB Virginia	279	27,924	19,736	8,467		28

NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares and 1% of the Portfolio’s average daily net assets attributable to both Class B and Class C shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
AB Arizona	$3,375,413	$2,278,370
AB Massachusetts	3,327,399	4,139,655
AB Minnesota	2,638,761	2,880,144
AB New Jersey	5,234,425	3,833,996
AB Ohio	4,270,857	4,090,958
AB Pennsylvania	3,518,528	3,603,728
AB Virginia	3,534,078	3,507,764

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended May 31, 2019, were as follows:

	Purchases				Sales
Portfolio	Investments	Government Securities			Investments	Government Securities
AB Arizona	$13,595,787	$	– 0	–	$18,442,729	$	– 0	–
AB Massachusetts	26,283,241		– 0	–	36,950,593		– 0	–
AB Minnesota	8,220,492		– 0	–	20,954,247		– 0	–
AB New Jersey	7,661,779		– 0	–	26,880,078		– 0	–
AB Ohio	6,924,321		– 0	–	15,824,132		– 0	–
AB Pennsylvania	7,070,209		– 0	–	14,278,640		– 0	–
AB Virginia	12,166,769		– 0	–	29,070,538		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)
AB Arizona	$110,016,311	$5,775,238	$(310,314)	$5,464,924
AB Massachusetts	206,609,591	16,077,074	(4,471,909)	11,605,165
AB Minnesota	54,182,784	6,534,644	(2,951,563)	3,583,081
AB New Jersey	83,015,423	6,527,654	(262,401)	6,265,253
AB Ohio	78,239,821	4,162,828	(225,446)	3,937,382
AB Pennsylvania	76,231,547	4,639,544	(409,118)	4,230,426
AB Virginia	198,275,800	10,666,821	(649,906)	10,016,915

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1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, each Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolios may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolios anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another

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party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended May 31, 2019, the Portfolios held interest rate swaps for hedging purposes. The AB Minnesota Portfolio also held interest rate swaps for non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended May 31, 2019, the Portfolios held inflation (CPI) swaps for hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolios decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolios to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the year ended May 31, 2019, the Portfolios had entered into the following derivatives:

AB Arizona Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on inflation swaps	$293,568

Total				$293,568

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(25,343)	$(293,568)

Total		$(25,343)	$(293,568)

AB Massachusetts Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$5,105,930	*	Receivable/Payable for variation margin on centrally cleared swaps	$3,880,497	*

Interest rate contracts				Unrealized depreciation on inflation swaps	542,980

Total		$5,105,930			$4,423,477

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(434,850)	$(33,850)

Total		$(434,850)	$(33,850)

AB Minnesota Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$3,520,351	*	Receivable/Payable for variation margin on centrally cleared swaps	$2,804,460	*

Interest rate contracts				Unrealized depreciation on inflation swaps	147,103

Total		$3,520,351			$2,951,563

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(461,105)	$542,802

Total		$(461,105)	$542,802

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AB New Jersey Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$37,051	*

Interest rate contracts				Unrealized depreciation on inflation swaps	$243,380

Total		$37,051			$243,380

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$63,029	$(240,787)

Total		$63,029	$(240,787)

AB Ohio Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$41,682	*

Interest rate contracts				Unrealized depreciation on inflation swaps	$214,893

Total		$41,682			$214,893

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(8,253)	$(173,211)

Total		$(8,253)	$(173,211)

AB Pennsylvania Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on inflation swaps	$209,893

Total				$209,893

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(6,857)	$(209,893)

Total		$(6,857)	$(209,893)

AB Virginia Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$92,626	*

Interest rate contracts				Unrealized depreciation on inflation swaps	$519,467

Total		$92,626			$519,467

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(26,424)	$(426,841)

Total		$(26,424)	$(426,841)

The following tables represent the average monthly volume of the Portfolio’s derivative transactions during the year ended May 31, 2019:

AB Arizona Portfolio
Inflation Swaps:
Average notional amount	$20,325,300	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,960,000	(b)

(a)	Positions were open for ten months during the year.

(b)	Positions were open for two months during the year.

AB Massachusetts Portfolio
Inflation Swaps:
Average notional amount	$37,585,700	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$76,414,615

(a)	Positions were open for ten months during the year.

AB Minnesota Portfolio
Inflation Swaps:
Average notional amount	$10,200,300	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$28,605,385

(a)	Positions were open for ten months during the year.

AB New Jersey Portfolio
Inflation Swaps:
Average notional amount	$17,051,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$6,687,692

(a)	Positions were open for ten months during the year.

AB Ohio Portfolio
Inflation Swaps:
Average notional amount	$14,937,300	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$545,000	(b)

(a)	Positions were open for ten months during the year.

(b)	Positions were open for four months during the year.

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AB Pennsylvania Portfolio
Inflation Swaps:
Average notional amount	$14,626,800	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$530,000	(b)

(a)	Positions were open for ten months during the year.

(b)	Positions were open for two months during the year.

AB Virginia Portfolio
Inflation Swaps:
Average notional amount	$36,012,500	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,525,000	(b)

(a)	Positions were open for ten months during the year.

(b)	Positions were open for four months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of May 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

AB Arizona Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$184,418	$	– 0	–	$(184,418)		$	– 0	–	$	– 0	–
Citibank, NA	28,110		– 0	–	– 0	–		– 0	–		28,110
JPMorgan Chase Bank, NA	81,040		– 0	–	– 0	–		– 0	–		81,040

Total	$293,568	$	– 0	–	$(184,418)		$	– 0	–		$109,150	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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AB Massachusetts Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivative Liabilities
Barclays Bank PLC	$341,167	$	– 0	–	$	– 0	–	$(321,668)		$19,499
Citibank, NA	51,905		– 0	–		– 0	–	– 0	–	51,905
JPMorgan Chase Bank, NA	149,908		– 0	–		– 0	–	– 0	–	149,908

Total	$542,980	$	– 0	–	$	– 0	–	$(321,668)		$221,312	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Minnesota Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$92,209	$	– 0	–	$	– 0	–	$	– 0	–	$92,209
Citibank, NA	14,055		– 0	–		– 0	–		– 0	–	14,055
JPMorgan Chase Bank, NA	40,839		– 0	–		– 0	–		– 0	–	40,839

Total	$147,103	$	– 0	–	$	– 0	–	$	– 0	–	$147,103	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB New Jersey Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$155,041	$	– 0	–	$	– 0	–	$	– 0	–	$155,041
Citibank, NA	21,913		– 0	–		– 0	–		– 0	–	21,913
JPMorgan Chase Bank, NA	66,426		– 0	–		– 0	–		– 0	–	66,426

Total	$243,380	$	– 0	–	$	– 0	–	$	– 0	–	$243,380	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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AB Ohio Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$135,529	$	– 0	–	$	– 0	–	$	– 0	–	$135,529
Citibank, NA	20,474		– 0	–		– 0	–		– 0	–	20,474
JPMorgan Chase Bank, NA	58,890		– 0	–		– 0	–		– 0	–	58,890

Total	$214,893	$	– 0	–	$	– 0	–	$	– 0	–	$214,893	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Pennsylvania Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$132,725	$	– 0	–	$	– 0	–	$	– 0	–	$132,725
Citibank, NA	20,142		– 0	–		– 0	–		– 0	–	20,142
JPMorgan Chase Bank, NA	57,026		– 0	–		– 0	–		– 0	–	57,026

Total	$209,893	$	– 0	–	$	– 0	–	$	– 0	–	$209,893	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Virginia Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivative Liabilities
Barclays Bank PLC	$327,761	$	– 0	–	$	– 0	–	$(296,229)		$31,532
Citibank, NA	49,581		– 0	–		– 0	–	– 0	–	49,581
JPMorgan Chase Bank, NA	142,125		– 0	–		– 0	–	– 0	–	142,125

Total	$519,467	$	– 0	–	$	– 0	–	$(296,229)		$223,238	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each Portfolio were as follows:

	AB Arizona Portfolio
	Shares		Amount
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018

Class A
Shares sold	1,689,567	1,562,317	$18,541,423	$17,310,722

Shares issued in reinvestment of dividends	145,207	151,382	1,594,502	1,675,404

Shares converted from Class B	286	32,820	3,131	368,534

Shares converted from Class C	190,297	126,459	2,088,791	1,390,149

Shares redeemed	(1,937,067)	(2,037,502)	(21,110,298)	(22,581,761)

Net increase (decrease)	88,290	(164,524)	$1,117,549	$(1,836,952)

Class B
Shares sold	55	54	$600	$600

Shares issued in reinvestment of dividends	12	28	128	314

Shares converted to Class A	(286)	(32,850)	(3,131)	(368,534)

Shares redeemed	(1)	(13)	(5)	(141)

Net decrease	(220)	(32,781)	$(2,408)	$(367,761)

Class C
Shares sold	65,172	142,487	$715,186	$1,580,975

Shares issued in reinvestment of dividends	17,183	22,086	188,215	244,109

Shares converted to Class A	(190,584)	(126,686)	(2,088,791)	(1,390,149)

Shares redeemed	(284,600)	(301,041)	(3,106,402)	(3,325,814)

Net decrease	(392,829)	(263,154)	$(4,291,792)	$(2,890,879)

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	AB Massachusetts Portfolio
	Shares		Amount
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018

Class A
Shares sold	851,101	1,271,728	$9,357,584	$14,346,720

Shares issued in reinvestment of dividends and distributions	202,405	243,956	2,233,393	2,738,331

Shares converted from Class B	681	2,622	7,445	29,252

Shares converted from Class C	232,071	303,472	2,555,042	3,418,677

Shares redeemed	(2,754,367)	(3,550,971)	(30,289,820)	(39,914,181)

Net decrease	(1,468,109)	(1,729,193)	$(16,136,356)	$(19,381,201)

Class B
Shares issued in reinvestment of dividends and distributions	98	169	$1,079	$1,897

Shares converted to Class A	(682)	(2,627)	(7,445)	(29,252)

Shares redeemed	(2,285)	(1)	(25,028)	(9)

Net decrease	(2,869)	(2,459)	$(31,394)	$(27,364)

Class C
Shares sold	86,736	177,920	$952,239	$1,996,464

Shares issued in reinvestment of dividends and distributions	50,437	66,057	555,426	740,516

Shares converted to Class A	(232,493)	(304,012)	(2,555,042)	(3,418,677)

Shares redeemed	(614,146)	(640,859)	(6,739,175)	(7,183,766)

Net decrease	(709,466)	(700,894)	$(7,786,552)	$(7,865,463)

Advisor Class
Shares sold	2,559,357	2,431,044	$28,274,836	$27,387,756

Shares issued in reinvestment of dividends and distributions	71,838	68,266	792,588	765,470

Shares redeemed	(2,083,302)	(1,632,050)	(22,942,182)	(18,344,933)

Net increase	547,893	867,260	$6,125,242	$9,808,293

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NOTES TO FINANCIAL STATEMENTS (continued)

AB Minnesota Portfolio
Shares	Amount
Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018

Class A
Shares sold	792,830	843,369	$7,953,135	$8,645,246

Shares issued in reinvestment of dividends and distributions	88,911	124,322	897,061	1,269,815

Shares converted from Class B	616	1,307	6,242	13,398

Shares converted from Class C	40,461	53,150	407,536	540,956

Shares redeemed	(1,958,734)	(1,537,117)	(19,647,771)	(15,661,932)

Net decrease	(1,035,916)	(514,969)	$(10,383,797)	$(5,192,517)

Class B
Shares sold	532	466	$5,400	$4,710

Shares issued in reinvestment of dividends and distributions	60	61	608	619

Shares converted to Class A	(615)	(1,306)	(6,242)	(13,398)

Shares redeemed	– 0	–	(206)	– 0	–	(2,100)

Net decrease	(23)	(985)	$(234)	$(10,169)

Class C
Shares sold	23,502	55,547	$236,729	$569,405

Shares issued in reinvestment of dividends and distributions	10,453	16,030	105,540	163,988

Shares converted to Class A	(40,421)	(53,098)	(407,536)	(540,956)

Shares redeemed	(198,274)	(274,522)	(1,994,281)	(2,801,579)

Net decrease	(204,740)	(256,043)	$(2,059,548)	$(2,609,142)

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	AB New Jersey Portfolio
	Shares		Amount
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018

Class A
Shares sold	649,041	1,305,429	$6,204,598	$12,734,348

Shares issued in reinvestment of dividends	147,198	162,955	1,414,520	1,582,799

Shares converted from Class B	13,807	7,179	131,530	69,484

Shares converted from Class C	157,763	220,476	1,511,743	2,145,933

Shares redeemed	(2,552,525)	(1,437,351)	(24,492,490)	(13,989,885)

Net increase (decrease)	(1,584,716)	258,688	$(15,230,099)	$2,542,679

Class B
Shares sold	156	167	$1,500	$1,625

Shares issued in reinvestment of dividends	36	116	342	1,135

Shares converted to Class A	(13,807)	(7,179)	(131,530)	(69,484)

Shares redeemed	(5)	(1)	(46)	(10)

Net decrease	(13,620)	(6,897)	$(129,734)	$(66,734)

Class C
Shares sold	66,186	106,488	$634,575	$1,041,286

Shares issued in reinvestment of dividends	20,980	26,983	201,758	262,347

Shares converted to Class A	(157,685)	(220,330)	(1,511,743)	(2,145,933)

Shares redeemed	(342,581)	(223,741)	(3,281,948)	(2,176,562)

Net decrease	(413,100)	(310,600)	$(3,957,358)	$(3,018,862)

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NOTES TO FINANCIAL STATEMENTS (continued)

	AB Ohio Portfolio
	Shares		Amount
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018

Class A
Shares sold	389,202	748,065	$3,813,996	$7,468,662

Shares issued in reinvestment of dividends	124,929	139,157	1,226,734	1,382,691

Shares converted from Class B	408	423	3,999	4,212

Shares converted from Class C	107,607	74,323	1,058,810	735,504

Shares redeemed	(1,191,688)	(1,150,117)	(11,658,480)	(11,432,391)

Net decrease	(569,542)	(188,149)	$(5,554,941)	$(1,841,322)

Class B
Shares sold	367	362	$3,600	$3,600

Shares issued in reinvestment of dividends	57	53	553	527

Shares converted to Class A	(408)	(423)	(3,999)	(4,212)

Shares redeemed	(1)	0 (a)	(6)	0 (b)

Net increase (decrease)	15	(8)	$148	$(85)

Class C
Shares sold	46,997	80,222	$459,379	$798,596

Shares issued in reinvestment of dividends	15,783	19,027	154,806	188,946

Shares converted to Class A	(107,655)	(74,352)	(1,058,810)	(735,504)

Shares redeemed	(369,620)	(171,282)	(3,620,793)	(1,710,491)

Net decrease	(414,495)	(146,385)	$(4,065,418)	$(1,458,453)

(a)	Amount is less than one share.

(b)	Amount is less than $.50.

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NOTES TO FINANCIAL STATEMENTS (continued)

	AB Pennsylvania Portfolio
	Shares		Amount
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018

Class A
Shares sold	625,667	799,412	$6,395,077	$8,295,747

Shares issued in reinvestment of dividends	127,983	131,598	1,320,216	1,373,474

Shares converted from Class B	1,602	1,772	16,507	18,466

Shares converted from Class C	79,580	110,459	815,560	1,150,296

Shares redeemed	(1,566,199)	(1,183,128)	(16,053,919)	(12,358,616)

Net decrease	(731,367)	(139,887)	$(7,506,559)	$(1,520,633)

Class B
Shares sold	319	315	$3,290	$3,290

Shares issued in reinvestment of dividends	67	91	684	949

Shares converted to Class A	(1,602)	(1,771)	(16,507)	(18,466)

Shares redeemed	(256)	(1,060)	(2,638)	(11,123)

Net decrease	(1,472)	(2,425)	$(15,171)	$(25,350)

Class C
Shares sold	3,824	18,484	$39,301	$193,626

Shares issued in reinvestment of dividends	12,565	16,306	129,655	170,366

Shares converted to Class A	(79,562)	(110,407)	(815,560)	(1,150,296)

Shares redeemed	(139,698)	(151,167)	(1,439,324)	(1,575,814)

Net decrease	(202,871)	(226,784)	$(2,085,928)	$(2,362,118)

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NOTES TO FINANCIAL STATEMENTS (continued)

	AB Virginia Portfolio
	Shares		Amount
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018

Class A
Shares sold	711,962	763,375	$7,783,315	$8,491,180

Shares issued in reinvestment of dividends	187,259	206,126	2,050,178	2,285,263

Shares converted from Class B	1,188	3,875	12,993	42,918

Shares converted from Class C	332,543	124,727	3,637,540	1,372,367

Shares redeemed	(2,582,187)	(2,640,768)	(28,188,462)	(29,307,829)

Net decrease	(1,349,235)	(1,542,665)	$(14,704,436)	$(17,116,101)

Class B
Shares sold	1,374	144	$15,050	$1,600

Shares issued in reinvestment of dividends	92	124	1,000	1,371

Shares converted to Class A	(1,191)	(3,880)	(12,993)	(42,918)

Shares redeemed	(102)	(2,078)	(1,109)	(23,203)

Net increase (decrease)	173	(5,690)	$1,948	$(63,150)

Class C
Shares sold	99,017	200,237	$1,081,520	$2,223,249

Shares issued in reinvestment of dividends	45,731	58,555	499,239	647,613

Shares converted to Class A	(333,420)	(125,014)	(3,637,540)	(1,372,367)

Shares redeemed	(558,671)	(647,032)	(6,079,210)	(7,138,277)

Net decrease	(747,343)	(513,254)	$(8,135,991)	$(5,639,782)

Advisor Class
Shares sold	2,596,449	1,707,005	$28,491,617	$18,988,391

Shares issued in reinvestment of dividends	63,766	60,533	699,350	670,987

Shares redeemed	(1,434,792)	(545,888)	(15,658,533)	(6,039,345)

Net increase	1,225,423	1,221,650	$13,532,434	$13,620,033

NOTE F

Risks Involved in Investing in the Portfolios

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling

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to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Recent tax law changes could have a material impact on the value of municipal securities. In addition, Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

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NOTES TO FINANCIAL STATEMENTS (continued)

Tax Risk—There is no guarantee that the income on the Portfolio’s municipal securities will be exempt from regular federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolio’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of portfolio shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional

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regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the year ended May 31, 2019.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended May 31, 2019 and May 31, 2018 were as follows:

AB Arizona Portfolio	2019	2018
Distributions paid from:
Ordinary income	$32,192	$14,347

Total taxable distributions	32,192	14,347
Tax exempt distributions	3,200,074	3,394,765

Total distributions paid	$3,232,266	$3,409,112

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NOTES TO FINANCIAL STATEMENTS (continued)

AB Massachusetts Portfolio	2019		2018
Distributions paid from:
Ordinary income	$59,342		$173,558
Long-term capital gains	– 0	–	240,989

Total taxable distributions	59,342		414,547
Tax exempt distributions	6,198,873		6,827,835

Total distributions paid	$6,258,215		$7,242,382

AB Minnesota Portfolio	2019		2018
Distributions paid from:
Ordinary income	$6,544		$13,634
Long-term capital gains	– 0	–	48,742

Total taxable distributions	6,544		62,376
Tax exempt distributions	1,574,514		2,010,820

Total distributions paid	$1,581,058		$2,073,196

AB New Jersey Portfolio	2019		2018
Distributions paid from:
Ordinary income	$18,050		$17,189

Total taxable distributions	18,050		17,189
Tax exempt distributions	3,066,235		3,372,453

Total distributions paid	$3,084,285		$3,389,642

AB Ohio Portfolio	2019		2018
Distributions paid from:
Ordinary income	$8,232		$15,262

Total taxable distributions	8,232		15,262
Tax exempt distributions	2,408,020		2,524,651

Total distributions paid	$2,416,252		$2,539,913

AB Pennsylvania Portfolio	2019		2018
Distributions paid from:
Ordinary income	$8,855		$13,038

Total taxable distributions	8,855		13,038
Tax exempt distributions	2,503,107		2,567,379

Total distributions paid	$2,511,962		$2,580,417

AB Virginia Portfolio	2019		2018
Distributions paid from:
Ordinary income	$33,536		$152,094

Total taxable distributions	33,536		152,094
Tax exempt distributions	5,827,813		6,176,205

Total distributions paid	$5,861,349		$6,328,299

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NOTES TO FINANCIAL STATEMENTS (continued)

As of May 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)			Accumulated Capital and Other Losses(b)	Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
AB Arizona	$	– 0	–	$(766,827)	$5,464,924	$4,698,097
AB Massachusetts		– 0	–	(164,197)	11,605,165	11,440,968
AB Minnesota		– 0	–	(101,289)	3,583,081	3,481,792
AB New Jersey		– 0	–	(1,460,353)	6,265,253	4,804,900
AB Ohio		– 0	–	(3,957,579)	3,937,382	(20,197)
AB Pennsylvania		13,151		(356,620)	4,230,426	3,886,957
AB Virginia		– 0	–	(844,227)	10,016,915	9,172,688

(a)	These amounts represent 100% tax exempt income.

(b)

At May 31, 2019, AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio, and AB Virginia Portfolio had capital loss carryforwards for federal income tax purposes. During the fiscal year, AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio, and AB Virginia Portfolio had net capital loss carryforwards of $766,827, $164,197, $101,289, $1,460,353, $3,957,579, $356,620, and $844,227, respectively. During the current fiscal year, AB Arizona Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio, and AB Virginia Portfolio utilized $52,768, $858,729, $758,638, $224,784, and $1,035,248 of capital loss carryforwards to offset current year net realized gains. AB New Jersey Portfolio also had $95,620 of capital loss carryforwards expire during the fiscal year.

(c)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to the tax treatment of swaps and the tax deferral of losses on wash sales.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of May 31, 2019, the Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount			Expiration
AB Arizona	$766,827	$	– 0	–	No Expiration
AB Massachusetts	164,197		– 0	–	No Expiration
AB Minnesota	101,289		– 0	–	No Expiration
AB New Jersey	1,460,353		– 0	–	No Expiration
AB Ohio	1,630,012		2,327,567		No Expiration
AB Pennsylvania	54,620		302,000		No Expiration
AB Virginia	844,227		– 0	–	No Expiration

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, the Portfolios had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio—primarily due to taxable overdistributions and the expiration of capital loss carryforwards—is reflected as an adjustment to the components of capital as of May 31, 2019 as shown below:

Portfolio	Increase (Decrease) to Additional Paid-In Capital	Increase (Decrease) to Distributable Earnings/ (Accumulated Loss)
AB Arizona	$(24,412)	$24,412
AB Massachusetts	(1,725)	1,725
AB Minnesota	(15,463)	15,463
AB New Jersey	(122,692)	122,692
AB Ohio	(22,395)	22,395
AB Pennsylvania	– 0	–	– 0	–
AB Virginia	(51,348)	51,348

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolios.

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In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Arizona Portfolio
	Class A
	Year Ended May 31,				October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.98	$ 11.16	$ 11.36	$ 11.01	$ 11.05	$ 10.72

Income From Investment Operations

Net investment income(b)(c)	.32	.32	.34	.35	.25	.40

Net realized and unrealized gain (loss) on investment transactions	.24	(.18)	(.20)	.35	(.04)	.33

Net increase in net asset value from operations	.56	.14	.14	.70	.21	.73

Less: Dividends

Dividends from net investment income	(.32)	(.32)	(.34)	(.35)	(.25)	(.40)

Net asset value, end of period	$ 11.22	$ 10.98	$ 11.16	$ 11.36	$ 11.01	$ 11.05

Total Return

Total investment return based on net asset value(d)	5.19%	1.30%	1.28%	6.50%	1.94%	6.90%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$105,254	$102,020	$105,539	$106,037	$104,489	$107,843

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	.78%	.79%	.78%	.78%	.80%^	.79%

Expenses, before waivers/reimbursements(e)	1.01%	1.00%	.97%	.96%	1.00%^	.99%

Net investment income(b)	2.90%	2.92%	3.04%	3.17%	3.43%^	3.65%

Portfolio turnover rate	12%	12%	12%	11%	21%	15%

See footnote summary on pages 179-181.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Arizona Portfolio
	Class B
	Year Ended May 31,				October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.96	$ 11.14	$ 11.35	$ 10.99	$ 11.03	$ 10.70

Income From Investment Operations

Net investment income(b)(c)	.23	.24	.26	.27	.20	.32

Net realized and unrealized gain (loss) on investment transactions	.25	(.18)	(.21)	.36	(.04)	.33

Net increase in net asset value from operations	.48	.06	.05	.63	.16	.65

Less: Dividends

Dividends from net investment income	(.24)	(.24)	(.26)	(.27)	(.20)	(.32)

Net asset value, end of period	$ 11.20	$ 10.96	$ 11.14	$ 11.35	$ 10.99	$ 11.03

Total Return

Total investment return based on net asset value(d)	4.41%	.54%	.44%	5.81%	1.45%	6.17%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5	$7	$373	$387	$412	$546

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	1.54%	1.51%	1.53%	1.53%	1.53%^	1.49%

Expenses, before waivers/reimbursements(e)	2.00%	1.72%	1.73%	1.71%	1.72%^	1.70%

Net investment income(b)	2.15%	2.16%	2.30%	2.43%	2.72%^	2.96%

Portfolio turnover rate	12%	12%	12%	11%	21%	15%

See footnote summary on pages 179-181.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Arizona Portfolio
	Class C
	Year Ended May 31,				October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.96	$ 11.14	$ 11.35	$ 10.99	$ 11.03	$ 10.70

Income From Investment Operations

Net investment income(b)(c)	.24	.24	.26	.27	.20	.32

Net realized and unrealized gain (loss) on investment transactions	.24	(.18)	(.21)	.36	(.04)	.33

Net increase in net asset value from operations	.48	.06	.05	.63	.16	.65

Less: Dividends

Dividends from net investment income	(.24)	(.24)	(.26)	(.27)	(.20)	(.32)

Net asset value, end of period	$ 11.20	$ 10.96	$ 11.14	$ 11.35	$ 10.99	$ 11.03

Total Return

Total investment return based on net asset value(d)	4.41%	.55%	.44%	5.81%	1.45%	6.17%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$12,211	$16,254	$19,454	$25,550	$24,900	$25,203

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	1.53%	1.54%	1.53%	1.53%	1.53%^	1.49%

Expenses, before waivers/reimbursements(e)	1.76%	1.75%	1.72%	1.71%	1.72%^	1.70%

Net investment income(b)	2.15%	2.18%	2.29%	2.43%	2.71%^	2.96%

Portfolio turnover rate	12%	12%	12%	11%	21%	15%

See footnote summary on pages 179-181.

abfunds.com	AB MUNICIPAL INCOME FUND II | 159

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Massachusetts Portfolio
Class A
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
2019	2018	2017	2016

Net asset value, beginning of period	$ 11.09	$ 11.35	$ 11.61	$ 11.37	$ 11.36	$ 11.05

Income From Investment Operations

Net investment income(b)(c)	.33	.32	.33	.35	.24	.37

Net realized and unrealized gain (loss) on investment transactions	.19	(.24)	(.24)	.25	.02	.33

Net increase in net asset value from operations	.52	.08	.09	.60	.26	.70

Less: Dividends and Distributions

Dividends from net investment income	(.33)	(.33)	(.35)	(.36)	(.25)	(.39)

Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.34)	(.35)	(.36)	(.25)	(.39)

Net asset value, end of period	$ 11.28	$ 11.09	$ 11.35	$ 11.61	$ 11.37	$ 11.36

Total Return

Total investment return based on net asset value(d)	4.76%	.75%	.78%	5.38%	2.26%	6.42%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$126,955	$141,078	$163,988	$189,259	$188,934	$194,274

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	.78%	.78%	.77%	.77%	.80	%^	.82%

Expenses, before waivers/reimbursements(e)	.90%	.89%	.88%	.87%	.90	%^	.91%

Net investment income(b)	2.95%	2.89%	2.92%	3.04%	3.10	%^	3.35%

Portfolio turnover rate	12%	19%	13%	15%	12%	9%

See footnote summary on pages 179-181.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Massachusetts Portfolio
Class B
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
2019	2018	2017	2016

Net asset value, beginning of period	$ 11.07	$ 11.33	$ 11.59	$ 11.35	$ 11.34	$ 11.03

Income From Investment Operations

Net investment income(b)(c)	.24	.24	.25	.27	.18	.30

Net realized and unrealized gain (loss) on investment transactions	.19	(.24)	(.25)	.25	.02	.32

Net increase in net asset value from operations	.43	.00	(f)	.00	(f)	.52	.20	.62

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.25)	(.26)	(.28)	(.19)	(.31)

Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.24)	(.26)	(.26)	(.28)	(.19)	(.31)

Net asset value, end of period	$ 11.26	$ 11.07	$ 11.33	$ 11.59	$ 11.35	$ 11.34

Total Return

Total investment return based on net asset value(d)	3.99%	(.01)%	.03%	4.61%	1.77%	5.70%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$32	$63	$93	$160	$399	$656

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	1.53%	1.53%	1.52%	1.52%	1.52	%^	1.52%

Expenses, before waivers/reimbursements(e)	1.69%	1.66%	1.63%	1.64%	1.63	%^	1.61%

Net investment income(b)	2.19%	2.14%	2.17%	2.32%	2.39	%^	2.69%

Portfolio turnover rate	12%	19%	13%	15%	12%	9%

See footnote summary on pages 179-181.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Massachusetts Portfolio
Class C
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
2019	2018	2017	2016

Net asset value, beginning of period	$ 11.07	$ 11.33	$ 11.59	$ 11.35	$ 11.34	$ 11.03

Income From Investment Operations

Net investment income(b)(c)	.24	.24	.25	.26	.18	.30

Net realized and unrealized gain (loss) on investment transactions	.20	(.24)	(.25)	.26	.02	.32

Net increase in net asset value from operations	.44	.00	(f)	.00	(f)	.52	.20	.62

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.25)	(.26)	(.28)	(.19)	(.31)

Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.26)	(.26)	(.28)	(.19)	(.31)

Net asset value, end of period	$ 11.26	$ 11.07	$ 11.33	$ 11.59	$ 11.35	$ 11.34

Total Return

Total investment return based on net asset value(d)	3.99%	(.01)%	.03%	4.61%	1.77%	5.70%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$29,381	$36,735	$45,530	$54,482	$53,570	$54,108

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	1.53%	1.53%	1.52%	1.52%	1.52	%^	1.52%

Expenses, before waivers/reimbursements(e)	1.65%	1.64%	1.63%	1.63%	1.63	%^	1.61%

Net investment income(b)	2.20%	2.14%	2.17%	2.29%	2.39	%^	2.67%

Portfolio turnover rate	12%	19%	13%	15%	12%	9%

See footnote summary on pages 179-181.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Massachusetts Portfolio
Advisor Class
Year Ended May 31,	July 25, 2016(g) to May 31, 2017
2019	2018

Net asset value, beginning of period	$ 11.08	$ 11.34	$ 11.72

Income From Investment Operations

Net investment income(b)(c)	.35	.35	.30

Net realized and unrealized gain (loss) on investment transactions	.20	(.24)	(.36)

Net increase (decrease) in net asset value from operations	.55	.11	(.06)

Less: Dividends and Distributions

Dividends from net investment income	(.36)	(.36)	(.32)

Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.36)	(.37)	(.32)

Net asset value, end of period	$ 11.27	$ 11.08	$ 11.34

Total Return

Total investment return based on net asset value(d)	5.03%	1.00%	(.48)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$57,879	$50,825	$42,177

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.53%	.54%	.52	%^

Expenses, before waivers/reimbursements(e)	.65%	.64%	.65	%^

Net investment income(b)	3.20%	3.14%	3.22	%^

Portfolio turnover rate	12%	19%	13%

See footnote summary on pages 179-181.

abfunds.com	AB MUNICIPAL INCOME FUND II | 163

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Minnesota Portfolio
Class A
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
2019	2018	2017	2016

Net asset value, beginning of period	$ 10.11	$ 10.33	$ 10.54	$ 10.33	$ 10.46	$ 10.13

Income From Investment Operations

Net investment income(b)(c)	.28	.28	.29	.31	.20	.31

Net realized and unrealized gain (loss) on investment transactions	.22	(.21)	(.19)	.22	(.06)	.35

Net increase in net asset value from operations	.50	.07	.10	.53	.14	.66

Less: Dividends and Distributions

Dividends from net investment income	(.28)	(.28)	(.29)	(.32)	(.21)	(.33)

Distributions from net realized gain on investment transactions	– 0	–	(.01)	(.02)	– 0	–	(.06)	– 0	–

Total dividends and distributions	(.28)	(.29)	(.31)	(.32)	(.27)	(.33)

Net asset value, end of period	$ 10.33	$ 10.11	$ 10.33	$ 10.54	$ 10.33	$ 10.46

Total Return

Total investment return based on net asset value(d)	5.01%	.69%	1.03%	5.24%	1.37%	6.60%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$51,638	$60,997	$67,611	$67,380	$70,197	$69,595

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	.87%	.86%	.85%	.86%	.88	%^	.90%

Expenses, before waivers/reimbursements(e)	1.27%	1.17%	1.11%	1.08%	1.08	%^	1.09%

Net investment income(b)	2.73%	2.77%	2.77%	2.94%	2.90	%^	3.04%

Portfolio turnover rate	14%	16%	12%	10%	11%	19%

See footnote summary on pages 179-181.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Minnesota Portfolio
Class B
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
2019	2018	2017	2016

Net asset value, beginning of period	$ 10.12	$ 10.33	$ 10.55	$ 10.33	$ 10.45	$ 10.12

Income From Investment Operations

Net investment income(b)(c)	.20	.21	.21	.23	.15	.24

Net realized and unrealized gain (loss) on investment transactions	.22	(.21)	(.19)	.23	(.05)	.35

Net increase in net asset value from operations	.42	.00	(f)	.02	.46	.10	.59

Less: Dividends and Distributions

Dividends from net investment income	(.20)	(.20)	(.22)	(.24)	(.16)	(.26)

Distributions from net realized gain on investment transactions	– 0	–	(.01)	(.02)	– 0	–	(.06)	– 0	–

Total dividends and distributions	(.20)	(.21)	(.24)	(.24)	(.22)	(.26)

Net asset value, end of period	$ 10.34	$ 10.12	$ 10.33	$ 10.55	$ 10.33	$ 10.45

Total Return

Total investment return based on net asset value(d)	4.22%	.04%	.18%	4.55%	.98%	5.86%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$31	$30	$41	$15	$34	$91

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	1.62%	1.61%	1.60%	1.60%	1.60	%^	1.60%

Expenses, before waivers/reimbursements(e)	2.07%	1.98%	1.92%	1.84%	1.82	%^	1.81%

Net investment income(b)	1.98%	2.02%	2.03%	2.20%	2.18	%^	2.34%

Portfolio turnover rate	14%	16%	12%	10%	11%	19%

See footnote summary on pages 179-181.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Minnesota Portfolio
Class C
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
2019	2018	2017	2016

Net asset value, beginning of period	$ 10.12	$ 10.34	$ 10.55	$ 10.34	$ 10.47	$ 10.14

Income From Investment Operations

Net investment income(b)(c)	.20	.21	.21	.23	.15	.24

Net realized and unrealized gain (loss) on investment transactions	.23	(.22)	(.18)	.23	(.06)	.35

Net increase (decrease) in net asset value from operations	.43	(.01)	.03	.46	.09	.59

Less: Dividends and Distributions

Dividends from net investment income	(.20)	(.20)	(.22)	(.25)	(.16)	(.26)

Distributions from net realized gain on investment transactions	– 0	–	(.01)	(.02)	– 0	–	(.06)	– 0	–

Total dividends and distributions	(.20)	(.21)	(.24)	(.25)	(.22)	(.26)

Net asset value, end of period	$ 10.35	$ 10.12	$ 10.34	$ 10.55	$ 10.34	$ 10.47

Total Return

Total investment return based on net asset value(d)	4.32%	(.06)%	.27%	4.45%	.88%	5.86%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,226	$8,164	$10,984	$16,178	$15,680	$16,126

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	1.62%	1.61%	1.60%	1.61%	1.60	%^	1.60%

Expenses, before waivers/reimbursements(e)	2.02%	1.92%	1.85%	1.84%	1.81	%^	1.79%

Net investment income(b)	1.98%	2.02%	2.01%	2.18%	2.17	%^	2.34%

Portfolio turnover rate	14%	16%	12%	10%	11%	19%

See footnote summary on pages 179-181.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB New Jersey Portfolio
	Class A
	Year Ended May 31,				October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 9.63	$ 9.78	$ 9.93	$ 9.67	$ 9.76	$ 9.55

Income From Investment Operations

Net investment income(b)(c)	.31	.31	.32	.32	.22	.35

Net realized and unrealized gain (loss) on investment transactions	.21	(.15)	(.14)	.28	(.08)	.22

Net increase in net asset value from operations	.52	.16	.18	.60	.14	.57

Less: Dividends

Dividends from net investment income	(.31)	(.31)	(.33)	(.34)	(.23)	(.36)

Net asset value, end of period	$ 9.84	$ 9.63	$ 9.78	$ 9.93	$ 9.67	$ 9.76

Total Return

Total investment return based on net asset value(d)	5.53%	1.65%	1.82%	6.27%	1.43%	6.04%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$79,995	$93,552	$92,494	$87,365	$90,559	$100,039

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	.84%	.83%	.82%	.82%	.85%^	.87%

Expenses, before waivers/reimbursements(e)	1.07%	1.03%	1.01%	.99%	1.00%^	1.00%

Net investment income(b)	3.23%	3.18%	3.29%	3.33%	3.42%^	3.62%

Portfolio turnover rate	8%	26%	8%	14%	2%	16%

See footnote summary on pages 179-181.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB New Jersey Portfolio
	Class B
	Year Ended May 31,				October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 9.63	$ 9.78	$ 9.93	$ 9.67	$ 9.76	$ 9.55

Income From Investment Operations

Net investment income(b)(c)	.24	.24	.25	.25	.18	.28

Net realized and unrealized gain (loss) on investment transactions	.21	(.15)	(.14)	.27	(.09)	.22

Net increase in net asset value from operations	.45	.09	.11	.52	.09	.50

Less: Dividends

Dividends from net investment income	(.24)	(.24)	(.26)	(.26)	(.18)	(.29)

Net asset value, end of period	$ 9.84	$ 9.63	$ 9.78	$ 9.93	$ 9.67	$ 9.76

Total Return

Total investment return based on net asset value(d)	4.70%	.88%	1.10%	5.48%	.95%	5.32%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$14	$144	$214	$282	$365	$466

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	1.57%	1.58%	1.57%	1.57%	1.57%^	1.57%

Expenses, before waivers/reimbursements(e)	1.84%	1.78%	1.76%	1.78%	1.73%^	1.71%

Net investment income(b)	2.45%	2.42%	2.53%	2.58%	2.70%^	2.94%

Portfolio turnover rate	8%	26%	8%	14%	2%	16%

See footnote summary on pages 179-181.

168 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB New Jersey Portfolio
	Class C
	Year Ended May 31,				October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 9.64	$ 9.79	$ 9.93	$ 9.67	$ 9.77	$ 9.55

Income From Investment Operations

Net investment income(b)(c)	.24	.24	.25	.25	.18	.28

Net realized and unrealized gain (loss) on investment transactions	.21	(.15)	(.14)	.27	(.10)	.23

Net increase in net asset value from operations	.45	.09	.11	.52	.08	.51

Less: Dividends

Dividends from net investment income	(.24)	(.24)	(.25)	(.26)	(.18)	(.29)

Net asset value, end of period	$ 9.85	$ 9.64	$ 9.79	$ 9.93	$ 9.67	$ 9.77

Total Return

Total investment return based on net asset value(d)	4.74%	.89%	1.15%	5.47%	.84%	5.41%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10,244	$14,007	$17,269	$30,094	$28,419	$29,694

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	1.59%	1.58%	1.57%	1.57%	1.57%^	1.57%

Expenses, before waivers/reimbursements(e)	1.82%	1.77%	1.76%	1.74%	1.72%^	1.70%

Net investment income(b)	2.48%	2.42%	2.53%	2.58%	2.70%^	2.91%

Portfolio turnover rate	8%	26%	8%	14%	2%	16%

See footnote summary on pages 179-181.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Ohio Portfolio
Class A
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
2019	2018	2017	2016

Net asset value, beginning of period	$ 9.83	$ 10.05	$ 10.20	$ 9.89	$ 9.93	$ 9.80

Income From Investment Operations

Net investment income(b)(c)	.28	.28	.28	.29	.21	.34

Net realized and unrealized gain (loss) on investment transactions	.19	(.22)	(.15)	.32	(.03)	.14

Contributions from Affiliates	– 0	–	– 0	–	.00	(f)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.47	.06	.13	.61	.18	.48

Less: Dividends

Dividends from net investment income	(.29)	(.28)	(.28)	(.30)	(.22)	(.35)

Net asset value, end of period	$ 10.01	$ 9.83	$ 10.05	$ 10.20	$ 9.89	$ 9.93

Total Return

Total investment return based on net asset value(d)	4.82%	.58%	1.29%	6.29%	1.76%	5.04%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$75,542	$79,767	$83,417	$87,480	$86,775	$87,685

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	.81%	.80%	.80%	.80%	.83	%^	.85%

Expenses, before waivers/reimbursements(e)	1.11%	1.07%	1.03%	.99%	1.01	%^	1.02%

Net investment income(b)	2.90%	2.81%	2.76%	2.90%	3.11	%^	3.50%

Portfolio turnover rate	8%	12%	5%	13%	14%	17%

See footnote summary on pages 179-181.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Ohio Portfolio
	Class B
	Year Ended May 31,				October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 9.82	$ 10.04	$ 10.18	$ 9.88	$ 9.92	$ 9.79

Income From Investment Operations

Net investment income(b)(c)	.21	.21	.20	.22	.16	.28

Net realized and unrealized gain (loss) on investment transactions	.19	(.23)	(.14)	.31	(.03)	.14

Net increase (decrease) in net asset value from operations	.40	(.02)	.06	.53	.13	.42

Less: Dividends

Dividends from net investment income	(.21)	(.20)	(.20)	(.23)	(.17)	(.29)

Net asset value, end of period	$ 10.01	$ 9.82	$ 10.04	$ 10.18	$ 9.88	$ 9.92

Total Return

Total investment return based on net asset value(d)	4.15%	(.17)%	.65%	5.40%	1.28%	4.32%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$26	$26	$26	$52	$144	$209

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	1.57%	1.55%	1.55%	1.55%	1.55%^	1.55%

Expenses, before waivers/reimbursements(e)	1.93%	1.86%	1.85%	1.75%	1.75%^	1.72%

Net investment income(b)	2.16%	2.07%	2.00%	2.18%	2.39%^	2.85%

Portfolio turnover rate	8%	12%	5%	13%	14%	17%

See footnote summary on pages 179-181.

abfunds.com	AB MUNICIPAL INCOME FUND II | 171

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Ohio Portfolio
	Class C
	Year Ended May 31,				October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 9.83	$ 10.04	$ 10.19	$ 9.88	$ 9.92	$ 9.80

Income From Investment Operations

Net investment income(b)(c)	.21	.20	.20	.22	.16	.27

Net realized and unrealized gain (loss) on investment transactions	.18	(.21)	(.15)	.32	(.03)	.14

Net increase (decrease) in net asset value from operations	.39	(.01)	.05	.54	.13	.41

Less: Dividends

Dividends from net investment income	(.21)	(.20)	(.20)	(.23)	(.17)	(.29)

Net asset value, end of period	$ 10.01	$ 9.83	$ 10.04	$ 10.19	$ 9.88	$ 9.92

Total Return

Total investment return based on net asset value(d)	4.04%	(.07)%	.53%	5.50%	1.28%	4.21%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,040	$11,967	$13,701	$27,045	$29,673	$31,409

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	1.56%	1.55%	1.55%	1.55%	1.55%^	1.55%

Expenses, before waivers/reimbursements(e)	1.86%	1.82%	1.78%	1.74%	1.74%^	1.72%

Net investment income(b)	2.15%	2.06%	2.00%	2.15%	2.39%^	2.81%

Portfolio turnover rate	8%	12%	5%	13%	14%	17%

See footnote summary on pages 179-181.

172 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Pennsylvania Portfolio
Class A
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
2019	2018	2017	2016

Net asset value, beginning of period	$ 10.35	$ 10.54	$ 10.70	$ 10.42	$ 10.43	$ 10.11

Income From Investment Operations

Net investment income(b)(c)	.32	.30	.31	.32	.22	.34

Net realized and unrealized gain (loss) on investment transactions	.20	(.19)	(.16)	.28	(.01)	.35

Net increase in net asset value from operations	.52	.11	.15	.60	.21	.69

Less: Dividends and Distributions

Dividends from net investment income	(.32)	(.30)	(.31)	(.32)	(.22)	(.34)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Total dividends and distributions	(.32)	(.30)	(.31)	(.32)	(.22)	(.37)

Net asset value, end of period	$ 10.55	$ 10.35	$ 10.54	$ 10.70	$ 10.42	$ 10.43

Total Return

Total investment return based on net asset value(d)	5.10%	1.10%	1.41%	5.83%	1.99%	6.93%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$74,496	$80,666	$83,620	$74,734	$78,907	$82,402

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	.86%	.86%	.85%	.85%	.88	%^	.90%

Expenses, before waivers/reimbursements(e)	1.12%	1.09%	1.05%	1.03%	1.04	%^	1.07%

Net investment income(b)	3.07%	2.91%	2.91%	3.02%	3.10	%^	3.29%

Portfolio turnover rate	9%	38%	24%	11%	2%	25%
See footnote summary on pages 179-181.

abfunds.com	AB MUNICIPAL INCOME FUND II | 173

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Pennsylvania Portfolio
Class B
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
2019	2018	2017	2016

Net asset value, beginning of period	$ 10.35	$ 10.54	$ 10.70	$ 10.42	$ 10.43	$ 10.11

Income From Investment Operations

Net investment income(b)(c)	.24	.23	.23	.24	.17	.27

Net realized and unrealized gain (loss) on investment transactions	.21	(.19)	(.16)	.28	(.01)	.34

Net increase in net asset value from operations	.45	.04	.07	.52	.16	.61

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.23)	(.23)	(.24)	(.17)	(.26)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Total dividends and distributions	(.24)	(.23)	(.23)	(.24)	(.17)	(.29)

Net asset value, end of period	$ 10.56	$ 10.35	$ 10.54	$ 10.70	$ 10.42	$ 10.43

Total Return

Total investment return based on net asset value(d)	4.40%	.35%	.65%	5.04%	1.50%	6.19%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$20	$35	$62	$74	$168	$340

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	1.61%	1.61%	1.60%	1.60%	1.60	%^	1.60%

Expenses, before waivers/reimbursements(e)	2.00%	1.91%	1.79%	1.88%	1.79	%^	1.78%

Net investment income(b)	2.31%	2.15%	2.15%	2.28%	2.38	%^	2.62%

Portfolio turnover rate	9%	38%	24%	11%	2%	25%

See footnote summary on pages 179-181.

174 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Pennsylvania Portfolio
Class C
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
2019	2018	2017	2016

Net asset value, beginning of period	$ 10.36	$ 10.55	$ 10.70	$ 10.42	$ 10.43	$ 10.11

Income From Investment Operations

Net investment income(b)(c)	.24	.23	.23	.24	.17	.26

Net realized and unrealized gain (loss) on investment transactions	.20	(.19)	(.15)	.28	(.01)	.35

Net increase in net asset value from operations	.44	.04	.08	.52	.16	.61

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.23)	(.23)	(.24)	(.17)	(.26)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Total dividends and distributions	(.24)	(.23)	(.23)	(.24)	(.17)	(.29)

Net asset value, end of period	$ 10.56	$ 10.36	$ 10.55	$ 10.70	$ 10.42	$ 10.43

Total Return

Total investment return based on net asset value(d)	4.31%	.35%	.74%	5.04%	1.49%	6.19%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,712	$8,686	$11,237	$22,356	$21,635	$22,057

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	1.61%	1.61%	1.60%	1.60%	1.60	%^	1.60%

Expenses, before waivers/reimbursements(e)	1.87%	1.84%	1.79%	1.78%	1.77	%^	1.77%

Net investment income(b)	2.31%	2.16%	2.15%	2.27%	2.38	%^	2.59%

Portfolio turnover rate	9%	38%	24%	11%	2%	25%

See footnote summary on pages 179-181.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Virginia Portfolio
	Class A
	Year Ended May 31,				October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.99	$ 11.19	$ 11.39	$ 11.11	$ 11.13	$ 10.70

Income From Investment Operations

Net investment income(b)(c)	.32	.32	.32	.34	.23	.36

Net realized and unrealized gain (loss) on investment transactions	.20	(.20)	(.18)	.29	(.01)	.44

Net increase in net asset value from operations	.52	.12	.14	.63	.22	.80

Less: Dividends

Dividends from net investment income	(.32)	(.32)	(.34)	(.35)	(.24)	(.37)

Net asset value, end of period	$ 11.19	$ 10.99	$ 11.19	$ 11.39	$ 11.11	$ 11.13

Total Return

Total investment return based on net asset value(d)	4.80%	1.10%	1.23%	5.77%	1.94%	7.60%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$127,353	$139,827	$159,689	$189,953	$181,642	$173,381

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	.81%	.81%	.80%	.80%	.80%^	.80%

Expenses, before waivers/reimbursements(e)	.90%	.89%	.88%	.87%	.90%^	.92%

Net investment income(b)	2.89%	2.85%	2.89%	3.02%	3.05%^	3.29%

Portfolio turnover rate	6%	18%	16%	7%	5%	8%

See footnote summary on pages 179-181.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Virginia Portfolio
	Class B
	Year Ended May 31,				October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.97	$ 11.17	$ 11.37	$ 11.09	$ 11.11	$ 10.68

Income From Investment Operations

Net investment income(b)(c)	.23	.24	.24	.26	.17	.29

Net realized and unrealized gain (loss) on investment transactions	.21	(.20)	(.19)	.29	(.01)	.43

Net increase in net asset value from operations	.44	.04	.05	.55	.16	.72

Less: Dividends

Dividends from net investment income	(.24)	(.24)	(.25)	(.27)	(.18)	(.29)

Net asset value, end of period	$ 11.17	$ 10.97	$ 11.17	$ 11.37	$ 11.09	$ 11.11

Total Return

Total investment return based on net asset value(d)	4.03%	.34%	.48%	4.99%	1.46%	6.87%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$49	$46	$111	$126	$340	$668

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	1.56%	1.56%	1.55%	1.55%	1.52%^	1.50%

Expenses, before waivers/reimbursements(e)	1.71%	1.68%	1.64%	1.65%	1.63%^	1.62%

Net investment income(b)	2.15%	2.11%	2.15%	2.28%	2.34%^	2.63%

Portfolio turnover rate	6%	18%	16%	7%	5%	8%

See footnote summary on pages 179-181.

abfunds.com	AB MUNICIPAL INCOME FUND II | 177

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Virginia Portfolio
	Class C
	Year Ended May 31,				October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.96	$ 11.16	$ 11.36	$ 11.08	$ 11.10	$ 10.67

Income From Investment Operations

Net investment income(b)(c)	.23	.23	.24	.25	.17	.28

Net realized and unrealized gain (loss) on investment transactions	.21	(.19)	(.19)	.30	(.01)	.44

Net increase in net asset value from operations	.44	.04	.05	.55	.16	.72

Less: Dividends

Dividends from net investment income	(.24)	(.24)	(.25)	(.27)	(.18)	(.29)

Net asset value, end of period	$ 11.16	$ 10.96	$ 11.16	$ 11.36	$ 11.08	$ 11.10

Total Return

Total investment return based on net asset value(d)	4.04%	.35%	.48%	5.00%	1.46%	6.88%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$27,759	$35,435	$41,823	$56,080	$54,359	$55,038

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	1.56%	1.56%	1.55%	1.55%	1.53%^	1.50%

Expenses, before waivers/reimbursements(e)	1.66%	1.65%	1.63%	1.62%	1.63%^	1.62%

Net investment income(b)	2.15%	2.11%	2.15%	2.28%	2.34%^	2.60%

Portfolio turnover rate	6%	18%	16%	7%	5%	8%

See footnote summary on pages 179-181.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Virginia Portfolio
	Advisor Class
	Year Ended May 31,		July 25, 2016(g) to May 31, 2017
	2019	2018

Net asset value, beginning of period	$ 10.99	$ 11.19	$ 11.49

Income From Investment Operations

Net investment income(b)(c)	.34	.34	.30

Net realized and unrealized gain (loss) on investment transactions	.22	(.19)	(.29)

Net increase in net asset value from operations	.56	.15	.01

Less: Dividends

Dividends from net investment income	(.35)	(.35)	(.31)

Net asset value, end of period	$ 11.20	$ 10.99	$ 11.19

Total Return

Total investment return based on net asset value(d)	5.16%	1.35%	.14%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$55,678	$41,188	$28,278

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.56%	.56%	.55%^

Expenses, before waivers/reimbursements(e)	.65%	.64%	.66%^

Net investment income(b)	3.14%	3.10%	3.24%^

Portfolio turnover rate	6%	18%	16%

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended May 31,
	2019	2018	2017	2016	October 1, 2014 to May 31, 2015(a)		Year Ended September 30, 2014

AB Arizona Portfolio
Class A

Net of waivers	.78%	.78%	.78%	.78%	.78	%^	.78%

Before waivers	1.00%	.99%	.97%	.96%	.97	%^	.98%
Class B

Net of waivers	1.53%	1.51%	1.53%	1.53%	1.50	%^	1.48%

Before waivers	1.98%	1.72%	1.73%	1.71%	1.70	%^	1.68%

abfunds.com	AB MUNICIPAL INCOME FUND II | 179

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended May 31,
	2019	2018	2017	2016	October 1, 2014 to May 31, 2015(a)		Year Ended September 30, 2014

Class C

Net of waivers	1.53%	1.53%	1.53%	1.53%	1.50	%^	1.48%

Before waivers	1.75%	1.74%	1.72%	1.71%	1.70	%^	1.68%

AB Massachusetts Portfolio
Class A

Net of waivers	.77%	.77%	N/A	N/A	N/A		N/A

Before waivers	.89%	.88%	N/A	N/A	N/A		N/A
Class B

Net of waivers	1.52%	1.52%	N/A	N/A	N/A		N/A

Before waivers	1.68%	1.65%	N/A	N/A	N/A		N/A
Class C

Net of waivers	1.52%	1.52%	N/A	N/A	N/A		N/A

Before waivers	1.64%	1.63%	N/A	N/A	N/A		N/A
Advisor Class

Net of waivers	.52%	.52%	N/A	N/A	N/A		N/A

Before waivers	.64%	.63%	N/A	N/A	N/A		N/A

AB Minnesota Portfolio
Class A

Net of waivers	.85%	.85%	.85%	.85%	.88	%^	.90%

Before waivers	1.26%	1.16%	1.11%	1.08%	1.08	%^	1.09%
Class B

Net of waivers	1.60%	1.60%	1.60%	1.60%	1.60	%^	1.60%

Before waivers	2.06%	1.97%	1.92%	1.84%	1.82	%^	1.81%
Class C

Net of waivers	1.60%	1.60%	1.60%	1.60%	1.60	%^	1.60%

Before waivers	2.01%	1.91%	1.85%	1.83%	1.81	%^	1.79%

AB New Jersey Portfolio
Class A

Net of waivers	.82%	.82%	N/A	N/A	N/A		N/A

Before waivers	1.05%	1.02%	N/A	N/A	N/A		N/A
Class B

Net of waivers	1.57%	1.57%	N/A	N/A	N/A		N/A

Before waivers	1.83%	1.77%	N/A	N/A	N/A		N/A
Class C

Net of waivers	1.57%	1.57%	N/A	N/A	N/A		N/A

Before waivers	1.80%	1.77%	N/A	N/A	N/A		N/A

AB Ohio Portfolio
Class A

Net of waivers	.80%	.80%	.80%	.80%	.83	%^	.85%

Before waivers	1.10%	1.06%	1.03%	.99%	1.01	%^	1.01%

180 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended May 31,
	2019	2018	2017	2016	October 1, 2014 to May 31, 2015(a)		Year Ended September 30, 2014

Class B

Net of waivers	1.55%	1.55%	1.55%	1.55%	1.55	%^	1.55%

Before waivers	1.91%	1.86%	1.85%	1.75%	1.75	%^	1.72%
Class C

Net of waivers	1.55%	1.55%	1.55%	1.55%	1.55	%^	1.55%

Before waivers	1.85%	1.82%	1.78%	1.74%	1.74	%^	1.72%

AB Pennsylvania Portfolio
Class A

Net of waivers	.85%	.85%	N/A	N/A	N/A		N/A

Before waivers	1.11%	1.08%	N/A	N/A	N/A		N/A
Class B

Net of waivers	1.60%	1.60%	N/A	N/A	N/A		N/A

Before waivers	1.99%	1.90%	N/A	N/A	N/A		N/A
Class C

Net of waivers	1.60%	1.60%	N/A	N/A	N/A		N/A

Before waivers	1.86%	1.83%	N/A	N/A	N/A		N/A

AB Virginia Portfolio
Class A

Net of waivers	.80%	.80%	N/A	N/A	N/A		N/A

Before waivers	.90%	.88%	N/A	N/A	N/A		N/A
Class B

Net of waivers	1.55%	1.55%	N/A	N/A	N/A		N/A

Before waivers	1.70%	1.67%	N/A	N/A	N/A		N/A
Class C

Net of waivers	1.55%	1.55%	N/A	N/A	N/A		N/A

Before waivers	1.65%	1.64%	N/A	N/A	N/A		N/A
Advisor Class

Net of waivers	.55%	.55%	N/A	N/A	N/A		N/A

Before waivers	.65%	.63%	N/A	N/A	N/A		N/A

(f)	Amount is less than $.005.

(g)	Commencement of distributions.

^	Annualized.

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND II | 181

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Municipal Income Fund II:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of AB Municipal Income Fund II (the “Fund”) (comprising the AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio (collectively referred to as the “Portfolios”)), including the portfolios of investments, as of May 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, the period from October 1, 2014 to May 31, 2015, and the year ended September 30, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios comprising AB Municipal Income Fund II at May 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, the period from October 1, 2014 to May 31, 2015, and the year ended September 30, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

182 | AB MUNICIPAL INCOME FUND II	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

July 26, 2019

abfunds.com	AB MUNICIPAL INCOME FUND II | 183

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

A Special Meeting of Shareholders of AB Municipal Income Fund II (the “Fund”) was held on October 11, 2018, adjourned until November 14, 2018, and further adjourned until December 11, 2018 and April 24, 2019 as noted below. The date approved, a description of each proposal and the number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Trustees for the Fund, each such Trustee to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

December 11, 2018:

Trustee:	Voted For:	Authority Withheld:
Michael J. Downey	48,543,777	1,834,134
William H. Foulk, Jr.*	48,520,112	1,857,799
Nancy P. Jacklin	48,513,378	1,864,533
Robert M. Keith	48,574,522	1,803,389
Carol C. McMullen	48,534,106	1,843,804
Gary L. Moody	48,558,413	1,819,498
Marshall C. Turner, Jr.	48,543,648	1,834.263
Earl D. Weiner	48,486,190	1,891,721

2.	To vote upon the approval of new advisory agreements for each Portfolio of the Fund with AllianceBernstein L.P.

November 14, 2018:

Fund	Voted For	Voted Against	Abstained	Broker-Non Votes
AB Pennsylvania Portfolio	3,257,442	32,919	130,548	1,271,602

December 11, 2018:

Fund	Voted For	Voted Against	Abstained	Broker-Non Votes
AB Arizona Portfolio	4,303,007	112,666	173,732	1,429,781
AB Minnesota Portfolio	2,887,468	153,786	151,321	1,105,960
AB New Jersey Portfolio	4,305,275	63,663	185,907	1,793,007
AB Virginia Portfolio	8,291,942	452,902	204,519	2,198,799

April 24, 2019:

Fund	Voted For	Voted Against	Abstained	Broker-Non Votes
AB Massachusetts Portfolio	8,773,859	206,303	300,736	3,692,608
AB Ohio Portfolio	3,304,004	52,667	308,079	1,244,708

*	Mr. Foulk retired on December 31, 2018

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman

Michael J. Downey(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Robert (“Guy”) B. Davidson III(2), Senior Vice President

Terrance T. Hults(2), Vice President

Matthew J. Norton(2), Vice President

Andrew Potter(2), Vice President

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Portfolios’ portfolios are made by the Municipal Bond Investment Team. Messrs. Davidson, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE

Marshall C. Turner, Jr.,## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). Formerly, he was a director of SunEdison, Inc. (solar materials and power plants) since 2007 until July 2014. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member, Advisory Board, Butcher Box. Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Garry L. Moody,## 67 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

Earl D. Weiner,## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department, Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

(Guy) Robert B. Davidson III 58	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2014. He is also Chief Investment Officer – Municipal Business.

Terrance T. Hults 53	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2014. He is also Co-Head Municipal Portfolio Management.

Matthew J. Norton 36	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2014. He is also Co-Head Municipal Portfolio Management.

Andrew D. Potter 34	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2014.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser,** with which he has been associated since prior to 2014.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of the ABIS,** with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Proposed New Advisory Agreements and Interim Advisory Agreement in Respect of Each Fund in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018 (the “August 2018 Proxy Statement”), the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Municipal Income Fund II in respect of each of AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio (each, a “Fund” and collectively, the “Funds”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including each Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Funds, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of each Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in

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cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

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(the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

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offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific

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services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Current Advisory Agreement in Respect of Each Fund

The disinterested trustees (the “directors”) of AB Municipal Income Fund II (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of each of the portfolios listed below (each, a “Fund” and collectively, the “Funds”) at a meeting held on November 6-8, 2018 (the “Meeting”):

•	AB Arizona Portfolio

•	AB Massachusetts Portfolio

•	AB Minnesota Portfolio

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•	AB New Jersey Portfolio

•	AB Ohio Portfolio

•	AB Pennsylvania Portfolio

•	AB Virginia Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Fund, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for each Fund. The directors also discussed the proposed continuances in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee in respect of each Fund. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Fund and the overall arrangements between each Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has

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dedicated to performing services for each Fund. The directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve a Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid in respect of a Fund, result in a higher rate of total compensation from such Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Funds under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Funds, including those relating to its subsidiaries that provide transfer agency and distribution services to the Funds. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Funds before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds and the underlying fund advised by

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the Adviser in which the Funds invest, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Funds’ principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Funds’ shares; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for each Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of each Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares of each Fund against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that each Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by each Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as such Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared each Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by the Adviser that have a substantially similar investment style as any of the Funds.

In connection with their review of each Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of each Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of each Fund was based on the Fund’s semi-annual period ended November 30, 2017 and the directors considered the Adviser’s expense cap for each Fund. The directors noted that it was likely that the expense ratios of some of the other funds in each

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Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Funds by others. Based on their review, the directors concluded that the expense ratios for AB Arizona Portfolio, AB Massachusetts Portfolio, AB New Jersey Portfolio and AB Virginia Portfolio were acceptable. The directors noted that the expense ratio for each of AB Minnesota Portfolio, AB Ohio Portfolio and AB Pennsylvania Portfolio was above the median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that each Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Funds contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Funds’ shareholders would benefit from a sharing of economies of scale in the event a Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

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NOTES

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NOTES

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AB MUNICIPAL INCOME FUND II

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MIFII-0151-0519

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees		Audit-Related Fees	Tax Fees
Arizona Portfolio	2018	$28,895	$18	$18,763
	2019	$28,895	$—	$18,763
Massachusetts Portfolio	2018	$30,781	$38	$18,763
	2019	$30,781	$—	$18,763
Minnesota Portfolio	2018	$30,781	$11	$18,763
	2019	$30,781	$—	$18,763
New Jersey Portfolio	2018	$30,781	$16	$18,763
	2019	$30,781	$—	$18,763
Ohio Portfolio	2018	$30,781	$13	$18,763
	2019	$30,781	$—	$18,763
Pennsylvania Portfolio	2018	$28,895	$19	$18,763
	2019	$28,895	$—	$18,763
Virginia Portfolio	2018	$30,781	$33	$18,763
	2019	$30,781	$—	$18,763

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates		Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Arizona Portfolio	2018	$845,471	$18,781
			$(18)
			$(18,763)
	2019	$470,206	$18,763
			$—
			$(18,763)
Massachusetts Portfolio	2018	$845,491	$18,801
			$(38)
			$(18,763)
	2019	$470,206	$18,763
			$—
			$(18,763)
Minnesota Portfolio	2018	$845,464	$18,774
			$(11)
			$(18,763)
	2019	$470,206	$18,763
			$—
			$(18,763)
New Jersey Portfolio	2018	$845,469	$18,779
			$(16)
			$(18,763)
	2019	$470,206	$18,763
			$—
			$(18,763)
Ohio Portfolio	2018	$845,466	$18,776
			$(13)
			$(18,763)
	2019	$470,206	$18,763
			$—
			$(18,763)
Pennsylvania Portfolio	2018	$845,472	$18,782
			$(19)
			$(18,763)
	2019	$470,206	$18,763
			$—
			$(18,763)
Virginia Portfolio	2018	$845,486	$18,796
			$(33)
			$(18,763)
	2019	$470,206	$18,763
			$—
			$(18,763)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM	11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Municipal Income Fund II

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 30, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 30, 2019